UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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SUNSHINE HEART, INC.
(Name of Registrant as Specified In Its Charter)

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LETTER TO OUR STOCKHOLDERS

April 13, 2017

To our Stockholders:

We cordially invite you to attend our 2017 annual meeting of stockholders, which will be held on Thursday, May 25, 2017, at 3:30 p.m. U.S. Central Daylight Time, at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402.  The business to be conducted at the annual meeting is set forth in the attached Notice of 2017 Annual Meeting of Stockholders and Proxy Statement.

Thank you for your continued support of Sunshine Heart.

Sincerely,

John L. Erb

Chairman of the Board, Chief Executive Officer and President

Corporate Headquarters

12988 Valley View Road

Eden Prairie, Minnesota 55344

(952) 345-4200

SUNSHINE HEART, INC.

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

Our 2017 annual meeting of stockholders will be held on Thursday, May 25, 2017, at 3:30 p.m. U.S. Central Daylight Time, at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402 to conduct the following items of business:

•                  To elect two Class I directors named in the accompanying proxy statement, each to serve for a three-year term or until his successor has been duly elected and qualified.

•                  To approve the adoption of the 2017 Equity Incentive Plan;

•                  To approve, on an advisory basis, Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2017.

•                  To transact any other business that may properly come before the meeting or any postponement or adjournment of the meeting.

Only holders of our common stock at the close of business on March 31, 2017, the record date, are entitled to receive this notice and to attend and vote at the annual meeting.  For ten days prior to the meeting, a complete list of stockholders will be available during regular business hours at our principal executive office, 12988 Valley View Road, Eden Prairie, Minnesota 55344.  A stockholder may examine the list for any legally valid purpose related to the meeting.

Your vote is important.  Whether or not you plan to attend the annual meeting, we urge you to vote promptly and save us the expense of additional solicitation.  If you attend the meeting, you may revoke your proxy in accordance with the procedures set forth in the proxy statement and vote in person.

By Order of the Board of Directors,

Claudia Drayton
Secretary

Eden Prairie, Minnesota
April 13, 2017

SUNSHINE HEART, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
MAY 25, 2017

ABOUT THE ANNUAL MEETING

Who is soliciting my vote?

The Board of Directors (the “Board”) of Sunshine Heart, Inc. (the “Company”) is soliciting your proxy, as a holder of our common stock, for use at our 2017 annual meeting of stockholders and any adjournment or postponement of such meeting. The 2017 annual meeting will be held on Thursday, May 25, 2017, at 3:30 p.m. U.S. Central Daylight Time, at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402.

The notice of annual meeting, proxy statement and form of proxy was first mailed to stockholders of record on or about April 13, 2017.

What is the purpose of the annual meeting?

At our annual meeting, you will be voting on:

•      The election of two Class I directors named in this proxy statement, each to serve for a three-year term or until his successor has been duly elected and qualified.

•      The approval of our 2017 Equity Incentive Plan;

•      To approve, on an advisory basis, Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for 2017.

•      Such other business as may properly come before the annual meeting or any adjournment thereof.

The Board recommends a vote FOR each of the director nominees listed in this proxy statement, FOR the approval of our 2017 Equity Incentive Plan and FOR the approval of Ernst & Young. We are not aware of any other matters that will be brought before the stockholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card gives authority to your proxies to vote on such matter in their best judgment; proxy holders named in the proxy card will vote as the Board recommends or, if the Board gives no recommendation, in their own discretion.

During or immediately following the annual meeting, management will report on our performance and will respond to appropriate questions from stockholders. Representatives of Ernst & Young will be present at the annual meeting, will make a statement, if they desire to do so, and will answer appropriate questions from our stockholders.

Who is entitled to vote?

You may vote if you owned shares of our common stock at the close of business on March 31, 2017, the record date, provided such shares are held directly in your name as the stockholder of record or are held for you as the beneficial owner through a broker, bank or other nominee. Each share of common stock is entitled to one vote on each matter properly brought before the meeting. As of March 31, 2017, we had 3,118,492 shares of common stock outstanding and entitled to vote. All share amounts in this proxy statement reflect the 1-for-30 reverse split of our common stock, which was effective after the close of trading on January 12, 2017.

What is the difference between a stockholder of record and a beneficial owner?

Stockholders of Record.    If your common shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us through the enclosed proxy card or to vote in person at the annual meeting.

Beneficial Owners.    Many of our stockholders hold their common shares through a broker, bank or other nominee rather than directly in their own names. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner with respect to those shares, and these proxy materials (including a voting instruction card) are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you request and obtain a proxy from your broker, bank or nominee. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee on how to vote your shares.

May I attend the annual meeting and vote my shares in person?

All of our stockholders are invited to attend the annual meeting in person.  You may be asked to present valid photo identification, such as a driver’s license or passport, before being admitted to the meeting.  If you are a beneficial owner, you also may be asked to present proof of ownership to be admitted to the meeting.  A brokerage or holding statement or letter from your broker, bank or other nominee are examples of proof of ownership.

Stockholders of Record.    If you are a stockholder of record and attend the annual meeting, you may deliver your completed proxy card or vote by ballot.

Beneficial Owners.    If you hold your common shares through a broker, bank or other nominee and want to vote such shares in person at the annual meeting, you must obtain a proxy from your broker, bank or other nominee giving you the power to vote such shares.

Even if you plan to attend the meeting, we encourage you to vote your shares prior to the meeting.

Can I vote my shares without attending the annual meeting?

Stockholders of Record.    You may vote by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided.  If the postage-paid envelope is missing, please mail your completed proxy card to Sunshine Heart, Inc., c/o Claudia Drayton, Secretary, 12988 Valley View Road, Eden Prairie, Minnesota 55344.

If you are a stockholder of record, you may also vote by internet.  To vote by internet, you will need to use a control number provided to you in the materials with this proxy statement and follow the additional steps when prompted.  The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

Beneficial Owners.  If you are a beneficial owner, you must vote your shares in the manner prescribed by your broker, bank or other nominee.  You will receive a voting instruction card (not a proxy card) to use in directing the broker, bank or other nominee how to vote your shares.  You may also have the option to vote your shares via the internet.

Can I change my vote?

Stockholders of Record.    You may change your vote at any time before the proxy is exercised by sending a written notice of revocation or a later-dated proxy to our Secretary, which must be received prior to commencement of the annual meeting; by submitting a later-dated proxy via internet before 12:00 a.m. U.S. Central Daylight Time on May 25, 2017; or by voting in person at the annual meeting.  Your attendance at the annual meeting in person will not cause your previously granted proxy to be revoked unless you file the proper documentation for it to be so revoked.

Beneficial Owners.    If you hold your shares through a broker, bank or other nominee, you should contact such person prior to the time such voting instructions are exercised.

What does it mean if I receive more than one proxy card or voting instruction card?

If you receive more than one proxy card or voting instruction card, it means that you have multiple accounts with brokers, banks or other nominees and/or our transfer agent. Please sign and deliver, or otherwise vote, each proxy card and voting instruction card that you receive. We recommend that you contact your nominee and/or our transfer agent, as appropriate, to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, New York 11219; Telephone: 800-937-5449.

What if I do not vote for some of the items listed on my proxy card or voting instruction card?

Stockholders of Record.    If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions. Proxy cards that are signed and returned, but do not contain voting instructions with respect to certain matters, will be voted in accordance with the recommendations of the Board on such matters.

Beneficial Owners.    If you indicate a choice with respect to any matter to be acted upon on your voting instruction card, the shares will be voted in accordance with your instructions. If you do not indicate a choice or return the voting instruction card, the broker, bank or other nominee will determine if it has the discretionary authority to vote on each matter. Under applicable law, a broker, bank or nominee has the discretion to vote on routine matters, including the advisory approval of the independent registered public accounting firm. For all other matters at the 2017 annual meeting, brokers and certain banks and nominees will be unable to vote on your behalf if you do not instruct them how to vote your shares in the manner set forth on your voting instruction card. Therefore, it is very important for you to vote your shares for each proposal.

How many shares must be present to hold the meeting?

In order for us to conduct the annual meeting, a majority of our outstanding shares entitled to vote as of March 31, 2017 must be present in person or by proxy at the meeting.  This is called a quorum.  Abstentions and broker non-votes will be considered present for purposes of determining a quorum.

What vote is required to approve each item of business?

Proposal 1—Election of Directors.  The two nominees receiving the highest number of “FOR” votes at the annual meeting will be elected as Class III directors.  This is called a plurality.  Abstentions and broker non-votes will have no effect on the outcome of the vote.

Proposal 2—Approval of our 2017 Equity Incentive Plan.  The affirmative vote of holders of a majority of shares entitled to vote and present at the annual meeting, in person or by proxy, is required for approval of our 2017 Equity Incentive Plan. Abstentions and broker non-votes will have no effect on the outcome of this proposal unless you return your proxy card and select “Abstain”, which will have the same effect as a vote against the matter.

Proposal 3—Advisory Approval of Independent Registered Public Accounting Firm for 2017.  The affirmative vote of holders of a majority of shares entitled to vote and present at the annual meeting, in person or by proxy, is required for advisory approval of Ernst & Young as our independent registered public accounting firm for 2017. Abstentions and broker non-votes will have no effect on the outcome of this proposal unless you return your proxy card and select “Abstain”, which will have the same effect as a vote against the matter.

Although the vote on Proposal 3 is not binding on the Company, the Audit Committee will take your vote on this proposal into consideration when selecting our independent registered public accounting firm in the future.

Other Matters.  If any other matter is properly submitted to the stockholders at the meeting, its adoption generally will require the affirmative vote of holders of a majority of shares entitled to vote and present at the annual meeting, in person or by proxy.  The Board does not propose to conduct any business at the meeting other than as stated above.

Who will count the votes and where can I find the voting results?

American Stock Transfer & Trust Company will tabulate the voting results. We intend to announce the preliminary voting results at the annual meeting and, in accordance with the rules of the Securities and Exchange Commission (the “SEC”), we intend to publish the final results in a current report on Form 8-K within four business days of the annual meeting.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board currently consists of six directors serving three-year staggered terms.  The Board has re-nominated current Class I directors, Steve Brandt and Warren S. Watson, for new three-year terms.

The two Class I directors to be elected at the annual meeting will hold office until the 2020 annual meeting of stockholders. Each director will serve until a successor is duly elected and qualified or until such director’s earlier death, resignation or removal. The remaining directors are two Class II directors, whose terms expire in 2018, and two Class III directors, whose terms expire in 2019.

Each nominee has consented to be listed in this proxy statement and agreed to serve as a director if elected by the stockholders. If any nominee becomes unable or unwilling to serve between the date of this proxy statement and the annual meeting, the Board may designate a new nominee and the persons named as proxies in the attached proxy card will vote for that substitute nominee. Alternatively, the Board may reduce the size of the Board.

The Board recommends that you vote FOR the election of each of the Class I director nominees.

Board of Directors

The director and director nominees of the Company are as follows:

Name	Title	Age	Class – Term Ending
Steve Brandt	Director	61	Class I – 2017
John L. Erb	Chief Executive Officer; President; Chairman of the Board; Director	68	Class III – 2019
Matthew E. Likens	Director	64	Class II – 2018
Jon W. Salveson	Director	52	Class II – 2018
Gregory D. Waller	Director	67	Class III – 2019
Warren S. Watson	Director	65	Class I – 2017

Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Nominating and Corporate Governance Committee is responsible for reviewing and assessing with the Board the appropriate skills, experience and background sought of Board members in the context of our business and the then-current membership on the Board.  The Committee and the Board review and assess the continued relevance of and emphasis on these factors as part of the Board’s annual self-assessment process and in connection with candidate searches to determine if they are effective in helping to satisfy the Board’s goal of creating and sustaining a Board that can appropriately support and oversee the Company’s activities.

We believe our directors have an appropriate balance of knowledge, experience, attributes, skills and expertise as a group to ensure that the Board appropriately fulfills its oversight responsibilities and acts in the best interests of stockholders. Although specific qualifications for Board membership may vary from time to time, desired qualities include (i) the highest ethical character, integrity and shared values with the Company, (ii) relevant expertise upon which to be able to offer advice and guidance to management, (iii) sound business judgment, and (iv) sufficient commitment and availability to effectively carry out a director’s duties. Listed below are additional key skills and experience that we consider important for our directors to have in light of our current business and structure. Thereafter, the biographies of the directors and nominees set forth their business experience during at least the past five years, as well as the specific experience, qualifications, attributes and skills that led to the Nominating and Corporate Governance Committee’s conclusion that each director and nominee should continue to serve on the Board.

•     Industry Experience.    We are an early-stage medical device company focused on commercializing our Aquadex FlexFlow® System.  Our commercial product, the Aquadex FlexFlow® System, is indicated for temporary (up to eight hours) ultrafiltration treatment of patients with fluid overload who have failed diuretic therapy, and extended (longer than 8 hours) ultrafiltration treatment of patients with fluid overload who have failed diuretic therapy and require hospitalization.  Experience in the medical device industry is useful in understanding our business strategy, the regulatory environment we face within the United States and abroad and our primary competitors.

•     Senior Leadership Experience.    Directors who have served in senior leadership positions can provide experience and perspective in analyzing, shaping, and overseeing the execution of important operational, organizational and policy issues at a senior level.

•     Financial and Accounting Expertise.    Knowledge of the financial markets, corporate finance, accounting regulations, and accounting and financial reporting processes can assist our directors in understanding, advising, and overseeing our capital structure, financing activities, financial reporting, and internal control of such activities. The Company also strives to have at least one director who qualifies as a financial expert under SEC rules.

•     Public Company Board Experience.    Directors who have served on other public company boards can offer advice and insights with regard to the dynamics and operation of a board of directors, the relations of a board to the CEO and other management personnel, the importance of particular agenda and oversight matters, and oversight of a changing mix of strategic, operational, governance and compliance-related matters.

•     Business Development and Mergers and Acquisitions Experience.  Directors who have background in business development and in mergers and acquisitions transactions can provide insight into developing and implementing strategies for growing our business, which may include mergers and acquisitions.  Useful experience in mergers and acquisitions includes an understanding of the importance of “fit” with the Company’s culture and strategy, the valuation of transactions, and management’s plans for integration with existing operations.

Director Background and Qualifications

Steve Brandt has served as a director of the Company since February 2017.  Mr. Brandt is a senior executive with over 35 years of experience in the healthcare industry.  Mr. Brandt was employed by Thoratec Corporation from November 2004 to October 2015, serving as Vice President Global Sales and Marketing, Vice President of Global Sales and Vice President International Sales. Prior to Thoratec, Mr. Brandt was Vice President Sales & Marketing for CHF Solutions from October 2002 to November 2004 and Vice President Global Marketing, Cardiovascular Surgery Division for St. Jude Medical from November 2000 to October 2002. Mr. Brandt received his B.S. from Franklin Pierce College.

Mr. Brandt’s qualifications to serve on the Board include his extensive experience in the management of medical device companies.

John L. Erb currently serves as chief executive officer and president and has served as a director of the Company since September 2012 and as Chairman of the Board since October 2012. He is currently chief executive officer of NuAx, Inc. (formerly Cardia Access, Inc.), a medical device company involved in developing new devices for the treatment of heart disease, a position he has held since February 2007.  Previously, Mr. Erb served as executive chairman of the board (during 2007) and as chief executive officer (from 2001 to 2006) of CHF Solutions, Inc., a medical device company involved in the development, manufacturing and distribution of devices to treat congestive heart failure; as president and chief executive officer of IntraTherapeutics, Inc., a medical device company involved in the development, manufacturing and distribution of peripheral vascular stents, from 1997 to 2001; and in various positions, including most recently as vice president of worldwide operations, at Schneider, a division of Pfizer, Inc., from 1991 to 1997.  Mr. Erb’s prior board experience includes service as a director of SenoRx, Inc., a publicly traded company, from December 2001 to July 2010, and service as a director of CryoCath Technologies Inc., a publicly traded Canadian company, from October 2000 to December 2008.  Mr. Erb currently serves as a director of NuAx, as well as Osprey Medical, Inc. (listed on the Australian Securities Exchange; serves as chairman of the compensation committee and a member of the audit committee), and Vascular Solutions, Inc. (a Nasdaq listed company; serves as chairman of the compensation and nominating and corporate governance committees).  Mr. Erb received a B.A. degree in business administration, with a concentration in finance from California State University, Fullerton.

With over 36 years of experience in the medical device industry, including 18 years of experience serving as chief executive officer of medical device companies, Mr. Erb brings to the Board valuable business, management and leadership experience, as well as a deep understanding of the challenges presented in growing a medical device company.  In addition, his role on the boards of Vascular Solutions, SenoRx and CryoCath Technologies has provided him with other public company board experience.  Having managed significant operations of a multi-national medical device company, Mr. Erb also contributes valuable private company operational experience.

Matthew E. Likens has served as a director of the Company since February 2017.  Mr. Likens is a principal at Likens Healthcare and Management Consulting, LLC.  He was the President and CEO of Ulthera, Inc. from 2006 to 2016. Prior to Ulthera, Mr. Likens was employed at GMP Companies, Inc. as President of GMP Wireless Medicine from 2001 to 2006 and Executive Vice President, Operations from 2001 to 2004.  Mr. Likens previously served in various capacities at Baxter Healthcare Corporation from 1978 to 2001, and was President of Baxter’s Renal U.S. business upon his departure in January, 2001.  Mr. Likens has a B.B.A. in Marketing from Kent State University.

Mr. Liken’s qualifications to serve on the Board include his years of management experience, including his experiences as president and chief executive officer of Ulthera, Inc.

Jon W. Salveson has served as a director of the Company since March 2013.  Mr. Salveson is vice chairman, investment banking and chairman of the healthcare investment banking group at Piper Jaffray Companies.  He also serves on the board of CryoLife, Inc. (NYSE: CRY), a leading medical device company focused on cardiac and vascular surgery.

Mr. Salveson joined Piper Jaffray in 1993 as an associate, was elected managing director in 1999, and was named group head of Piper Jaffray’s international healthcare investment banking group in 2001.  Mr. Salveson was appointed global head of investment banking and a member of the executive committee of Piper Jaffray in 2004, and has served in his present position as vice chairman, investment banking since July 2010.  Mr. Salveson started his career as a market manager at Bio-Metrics Systems (now part of Surmodics, Inc.), an innovator in medical device surface modification, where he gained experience working in cardiology and interventional medicine.

Mr. Salveson’s qualifications to serve on the Board include his 20-plus years of experience in healthcare investment banking, advising clients on hundreds of merger and acquisition and financing transactions.

Gregory D. Waller has served as a director of the Company since August 2011.  Mr. Waller also serves on the board of Endologix Corporation, a publicly traded company (currently, chairman of the audit committee and a member of the nominating and governance committee), and until April 2015 was chief financial officer of Ulthera, Inc., a privately held company that sells an ultrasound device used for non-invasive brow lifts, which was sold to Merz North America in July 2014.  From March 2006 to April 2011, Mr. Waller was chief financial officer of Universal Building Products, Inc., a manufacturer of concrete construction accessories.  Mr. Waller served as vice president of finance, chief financial officer, and treasurer of Sybron Dental Specialties, Inc., a manufacturer and marketer of consumable dental products, from August 1993 until his retirement in May 2005, and was formerly vice president and treasurer of Kerr, Ormco Corporation, and Metrex.  Mr. Waller joined Ormco in December 1980 as vice president and controller and served as vice president of Kerr European Operations from July 1989 to August 1993.  Mr. Waller has an M.B.A. with a concentration in accounting from California State University, Fullerton.  His prior board service includes service as a director for the following companies: Alsius Corporation, a publicly traded company (chairman of the audit committee and a member of the compensation committee), from June 2007 until its acquisition by Zoll Medical Corporation in September 2009; Biolase Technology, Inc., a publicly traded company (chairman of the audit committee), from October 2009 to August 2010; Cardiogenesis Corporation, a publicly traded company (chairman of the audit committee), from April 2007 until its acquisition by CryoLife, in May 2011; Clarient, Inc., a publicly traded company which was acquired by General Electric Company in December 2010 (chairman of the audit committee and a member of the compensation and corporate governance committees), from December 2006 to December 2010; and SenoRx, a publicly traded company which was acquired by C.R. Bard, Inc. in July 2010 (chairman of the audit committee), from May 2006 to July 2010.

Mr. Waller’s qualifications to serve on the Board include his 44 years of financial and management experience, including his experiences as chief financial officer of Universal Building Products, Sybron Dental Specialties and Ulthera, Inc., as well as his familiarity with public company board functions from his service on the boards of other public companies.

As described above, Mr. Waller served as chief financial officer of Universal Building Products from 2006 to 2011.  Universal Building Products filed a voluntary petition for bankruptcy on August 4, 2010.  Except as described in the preceding sentence, no other event has occurred during the past 10 years requiring disclosure pursuant to Item 401(f) of Regulation S-K.

Warren S. Watson has served as a director of Sunshine Heart since January 2013.  Mr. Watson is an executive with over 40 years of experience in the field of medical devices.  From 1982 to 2014, Mr. Watson served on the board of directors of Citizens Independent Bank of St. Louis Park, Minnesota, a community bank with four branches and $300 million in assets.  From 2010 to 2012, he served as executive chairman of Cameron Health Inc., a medical technology company focused on subcutaneous implantable cardioverter and defibrillator devices.  From 2004 to 2009, Mr. Watson served as a director for CardioMems, Inc., a start-up company focused on pulmonary artery pressure monitoring for patients with heart failure.  From 2002 to 2009, Mr. Watson served as vice president of Cardiac Rhythm Management Research and Development, an organization leading over 1,800 professionals worldwide; he also served as chair of the Medtronic Corporate Research and Development Council during his tenure with that organization.  From 2002 to 2007, Mr. Watson served as vice president and general manager of the San Jose-based CardioRhythm cardiac ablation business.

Mr. Watson’s qualifications to serve on the Board include his executive leadership in the field of medical devices, his 40 years of experience in the medical technology field, his successful development of multiple emerging therapies and his general business experience due to his board service for other medical technology companies such as Mardil, Inc. (2013-2016), Cardialen, Inc. (since 2012), NuAx (since 2011) and Closys (2013-2016).

Director Independence

The Board believes that there should be at least a majority of independent directors on the Board. The Board recently undertook its annual review of director independence in accordance with the applicable rules of the Nasdaq Capital Market (“Nasdaq”). The independence rules include a series of objective tests, including that the director is not employed by us and has not engaged in various types of business dealings with us. In addition, the Board is required to make a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  In making these determinations, the Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management. In particular, the Board considered (i) that Mr. Watson, in his capacity as Chairman of the Nominating and Corporate Governance Committee, received $25,000 from the Company in fiscal 2015 as compensation for duties as such committee chairman in connection with the amendment and restatement, implementation and administration of the Company’s Code of Business Conduct and Ethics and (ii) that Mr. Salveson is an executive officer of Piper Jaffray Companies, the parent company of Piper Jaffray & Co., which served as joint book-running manager for the Company’s confidentially marketed public offering that closed on September 24, 2013. The Board determined that Mr. Watson continued to satisfy the objective independence tests and that his independence was not otherwise impaired under the subjective criteria, because, among other things, such payment was made to him in his capacity as Chairman of the Nominating and Corporate Governance Committee for services related to such role and the dollar amounts at issue were immaterial. In prior years, the Board determined that Mr. Salveson was not an independent director, but in the first quarter of fiscal 2016, the Board reassessed Mr. Salveson’s independence and determined that he satisfies the objective independence tests and that his independence was not otherwise impaired under the subjective criteria because, among other reasons, the fees paid to Piper Jaffray in connection with the confidentially marketed public offering were well below the threshold dollar amount for payments made to affiliated entities set forth in the objective independence tests and due to the amount of time that has passed since such fees were paid.

The Board has affirmatively determined, after considering all of the relevant facts and circumstances, that all of our directors are independent directors under the applicable rules of Nasdaq, except for Mr. Erb, our current Chief Executive Officer and President.  Following the resignation of our Lead Independent Director, Paul R. Buckman, the Board designated Warren S. Watson to serve as our lead independent director.

Each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is independent under Nasdaq rules. In addition, the Board has affirmatively determined that the members of the Audit Committee and Compensation Committee qualify as independent in accordance with the additional independence rules established by the SEC and Nasdaq.

Following the determination of Mr. Salveson’s independence, on May 26, 2016, Mr. Salveson replaced Mr. Buckman on the Nominating and Corporate Governance Committee, and Mr. Salveson was added as a third member of the Compensation Committee.  In connection with the resignation of Mr. Buckman from our Board, on November 16, 2016, Mr. Salveson replaced Mr. Buckman on the Audit Committee, and Mr. Salveson became chairman of the Compensation Committee.

Following the appointment of Messrs. Brandt and Likens, on March 7, 2017, Mr. Likens replaced Mr. Salveson on the Audit and Nominating and Corporate Governance Committees and Mr. Brandt was added as a third member of the Compensation Committee and a fourth member of the Nominating and Corporate Governance Committee.

BOARD MATTERS

The Board of Directors

General

The Board has general oversight responsibility for our affairs and, in exercising its fiduciary duties, the Board represents and acts on behalf of the stockholders.  Although the Board does not have responsibility for our day-to-day management, it stays regularly informed about our business and provides oversight and guidance to our management through periodic meetings and other communications.  The Board provides critical oversight in our strategic planning process, as well as other functions carried out through the Board committees as described below.

Board Leadership Structure

Mr. Erb, our Chief Executive Officer and President, serves as Chairman of the Board, and Mr. Watson, a non-employee independent director, serves as Lead Independent Director. We have historically separated the positions of Chief Executive Officer and Chairman of the Board, allowing our Chief Executive Officer to focus on our day-to-day business, while allowing our Chairman to lead the Board in its fundamental role of providing advice to, and independent oversight of, management. In connection with the departure of David Rosa, our former Chief Executive Officer and President, Mr. Erb, Chairman of the Board, assumed the role of Chief Executive Officer and President while maintaining his role as Chairman of the Board. The Board now believes this structure provides efficiencies and permits a unified strategic vision and clear leadership for the Company in a critical time.

Board Involvement in Risk Oversight

It is the responsibility of management to identify, assess and manage our exposure to risks. The Board plays an important role in overseeing management’s performance of these duties as well as the processes and systems the Company uses to identify, prioritize, source, manage and monitor our critical risks. To this end, the Board receives regular reports from members of management regarding risks associated with our operations and strategic plans. These reports typically take the form of discussions incorporated into presentations made to the Board at regular and special meetings where risks are identified in the context of the matter being discussed. Additionally, at least annually, the Board reviews a report presented by management regarding the material risks faced by us, our risk management processes and systems and the adequacy of our policies and procedures designed to respond to and mitigate these risks.

The Board has generally retained the primary risk oversight function and has an active role in overseeing management of our material risks. The oversight of risk is also conducted at the committee level. The Audit Committee oversees the management of financial and internal control risks as well as risks associated with litigation and related party transactions. The Compensation Committee oversees the management of risks relating to our executive compensation plans and arrangements. The Nominating and Corporate Governance Committee oversees the management of risks associated with the composition and independence of the Board, compliance with various regulatory and listing standards requirements and succession planning. While each committee is responsible for evaluating and overseeing the management of risks relevant to that particular committee, the full Board is regularly informed of the committees’ risk oversight activities through committee reports presented at Board meetings.

Meetings

The Board and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time as appropriate. The non-employee directors hold regularly scheduled executive sessions to meet without management present. These executive sessions generally occur around regularly scheduled meetings of the Board.

All directors are expected to attend all meetings of the Board and of the Board committees on which they serve, as well as the annual meeting of stockholders.  The Board met 10 times during 2016.  In 2016, each director attended at least 75% of the aggregate of all meetings of the Board and the committees of which he was a member.  All directors other than Mr. Waller attended the 2016 annual meeting of stockholders.

Committees of the Board

The Board has delegated various responsibilities and authority to Board committees.  Each committee has regularly scheduled meetings and reports on its activities to the full Board.  Each committee operates under a written charter approved by the Board, which is reviewed annually by the respective committee and the Board.  Each committee’s charter is posted on our website, www.sunshineheart.com, under the “Investors — Corporate Governance” tab.  The table below sets forth the current membership for the three Board committees and the number of meetings held for each in 2016.

Director	Audit	Compensation	Nominating and Corporate Governance
Steve Brandt(2)		X	X
John L. Erb
Matthew E. Likens(2)	X		X
Jon W. Salveson(1)		Chairman
Gregory D. Waller	Chairman		X
Warren S. Watson	X	X	Chairman
Meetings	6	3	3

(1)         Following the determination of Mr. Salveson’s independence, on May 26, 2016, Mr. Salveson replaced Mr. Buckman on the Nominating and Corporate Governance Committee, and Mr. Salveson was added as a third member of the Compensation Committee.  In connection with the resignation of Mr. Buckman from our Board, on November 16, 2016, Mr. Salveson replaced Mr. Buckman on the Audit Committee, and Mr. Salveson became chairman of the Compensation Committee.

(2)         Following the appointment of Messrs. Brandt and Likens, on March 7, 2017, Mr. Likens replaced Mr. Salveson on the Audit and Nominating and Corporate Governance Committees and Mr. Brandt was added as a third member of the Compensation Committee and a fourth member of the Nominating and Corporate Governance Committee.

Audit Committee

The primary purpose of the Audit Committee is to act on behalf of the Board in fulfilling the Board’s oversight responsibilities with respect to the Company’s corporate accounting and financial reporting processes; the Company’s systems of internal control over financial reporting, including financial disclosure controls and procedures; audits of the Company’s consolidated financial statements; the quality and integrity of the Company’s consolidated financial statements and reports provided to the Company’s stockholders, the SEC and other persons; and the qualifications, independence and performance of the Company’s independent registered public accounting firm.  To implement this purpose, the Committee is charged with the following responsibilities, among others:

•     to evaluate the qualifications, performance and independence of our independent registered public accounting firm and to assess the permissibility of and pre-approve all audit and permissible audit-related and non-audit services to be provided by the independent registered public accounting firm;

•     to discuss with management and our independent registered public accounting firm any major issues as to the adequacy of our internal control over financial reporting, any actions to be taken in light of significant or material control deficiencies and the adequacy of our disclosures about changes in internal control over financial reporting;

•     to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal control over financial reporting or auditing matters, including the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•     to review the consolidated financial statements proposed to be included in our annual report on Form 10-K and recommend to the Board whether or not such consolidated financial statements should be so included;

•     to prepare the Audit Committee Report required by SEC rules to be included in our annual proxy statement; and

•     to review the Company’s disclosures in its periodic reports on Form 10-K and Form 10-Q to be filed with the SEC and approve the filing of each such report.

The responsibilities and activities of the Committee are described in greater detail in “Audit Committee Report” and “Audit Committee Matters,” as well as in its charter.

The Board has determined that each Audit Committee member has sufficient knowledge in reading and understanding financial statements to serve on the Committee. The Board has further determined that Mr. Waller qualifies as an “audit committee financial expert” in accordance with SEC rules. The designation of an “audit committee financial expert” does not impose upon such person any duties, obligations or liabilities that are greater than those which are generally imposed on him as a member of the Committee and the Board, and such designation does not affect the duties, obligations or liabilities of any other member of the Committee or the Board.

Compensation Committee

The primary purpose of the Compensation Committee is to act on behalf of the Board in fulfilling the Board’s responsibilities to oversee the Company’s compensation policies, plans and programs, and to review and determine the compensation to be paid to the Company’s executive officers.  To implement this purpose, the Committee is charged with the following responsibilities, among others:

•               to recommend the compensation and other terms of employment of the Company’s Chief Executive Officer to the Board for approval and to evaluate the Chief Executive Officer’s performance in light of relevant individual and corporate performance goals and objectives;

•               to review and approve the individual and corporate performance goals and objectives of the Company’s other executive officers, and to determine and approve the compensation and other terms of employment of such executive officers, considering, among other things, the recommendations of the Company’s Chief Executive Officer;

•               to review the compensation paid to non-employee directors for their service on the Board and its committees and recommend any appropriate changes to the Board for approval;

•               to recommend to the Board the adoption, amendment and termination of the Company’s equity compensation plans and to administer such plans and approve grants and awards as permitted or required under such plans; and

•               to evaluate risks associated with and potential consequences of the Company’s compensation policies and practices, as applicable to all employees of the Company.

The Committee may form and delegate authority to subcommittees as appropriate.  The responsibilities and activities of the Committee are described in greater detail in its charter.

Role of Compensation Consultant.  The Compensation Committee engaged Compensia (“Compensia”) in the fourth quarter of 2015 to perform a comprehensive review of the Company’s executive compensation programs in connection with making executive officer compensation determinations for fiscal 2016. In connection with such engagement, Compensia evaluated the Company’s executive officers’ base salaries, incentive compensation, and total compensation relative to the competitive market, reporting directly to the Committee.

The Compensation Committee concluded that the advice it received from individual compensation consultants in 2015 did not raise any conflict of interest, considering the following six factors: (i) the provision of other services to the Company by Compensia; (ii) the amount of fees received from the Company by Compensia, as a percentage of the total revenue of Compensia; (iii) the policies and procedures of Compensia that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Compensia with a member of the Committee; (v) any stock of the Company owned by Compensia; and (vi) any business or personal relationship of Compensia with an executive officer of the Company.

The Committee most recently engaged Grant Thornton LLP (“Grant Thornton”) to perform a comprehensive review of the Company’s non-employee director compensation programs relative to the competitive market in 2013. Grant Thornton also provided analysis of the Company’s non-executive employee compensation under a separate engagement reporting to management.

The Compensation Committee concluded that the advice it received from the individual compensation consultants in 2013 did not raise any conflict of interest, considering the following six factors: (i) the provision of other services to the Company by Grant Thornton; (ii) the amount of fees received from the Company by Grant Thornton, as a percentage of the total revenue of Grant Thornton; (iii) the policies and procedures of Grant Thornton that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Grant Thornton with a member of the Committee; (v) any stock of the Company owned by Grant Thornton; and (vi) any business or personal relationship of Grant Thornton with an executive officer of the Company.

2016 Compensation Determinations.  For fiscal 2016 compensation, Compensia assessed the Company’s compensation program against a peer group consisting of 16 companies similar to the Company based on industry, market capitalization and revenue. In determining base salaries for 2016, Mr. Erb recommended base salaries for the Company’s executive officers to the Compensation

Committee taking into account the findings in the report prepared by Compensia.  See “Named Executive Officer Compensation Tables—Summary Compensation Table for 2016—Narrative Discussion of Summary Compensation Table for 2016,” for further information.

As discussed under “—Director Compensation,” Grant Thornton assessed the non-employee director compensation program against a specified peer group and made significant changes to the program in 2013.  No changes were made to the policy for fiscal 2016.

Nominating and Corporate Governance Committee

The primary purpose of the Nominating and Corporate Governance Committee is to review the composition and performance of the Board and its committees and to oversee all aspects of the Company’s corporate governance functions.  To implement this purpose, the Committee is charged with the following responsibilities, among others:

•                 to identify, review and evaluate candidates to serve on the Board, to review and evaluate incumbent directors, and to recommend to the Board nominees for election to the Board;

•                 to monitor the size of the Board;

•                 to review, discuss and assess, on an annual basis, the performance of management and the Board, including its committees;

•                 to recommend to the Board, on an annual basis, the chairmanship and membership of each committee, considering the interests, independence and experience of individual directors and the independence and experience requirements of the SEC and Nasdaq; and

•                 to exercise general oversight over corporate governance policy matters of the Company, including developing, reviewing and assessing the Corporate Governance Guidelines and recommending appropriate changes to the Board for consideration.

The responsibilities and activities of the Committee are described in greater detail in its charter.

The Nominating and Corporate Governance Committee reviews and makes recommendations to the Board, from time to time, regarding the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board, the operations of the Company and the long-term interests of stockholders. See “Proposal 1—Election of Directors—Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board” and “Proposal 1—Election of Directors—Director Background and Qualifications”. The Committee does not have a specific diversity policy underlying its nomination process, although it seeks to ensure the Board includes directors with diverse backgrounds, qualifications, skills and experience relevant to the Company’s business.

In the case of an incumbent director whose term of office is set to expire, the Nominating and Corporate Governance Committee reviews such director’s overall service to the Company during his term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such director’s independence.  Generally, the Committee will re-nominate incumbent directors who continue to satisfy the Committee’s criteria for membership on the Board, continue to make important contributions to the Board and consent to continue their service on the Board.

If a vacancy on the Board occurs or the Board increases in size, the Nominating and Corporate Governance Committee will actively seek individuals that satisfy the Committee’s criteria for membership on the Board and the Committee may rely on multiple sources for identifying and evaluating potential nominees, including referrals from our current directors and management. In 2016, the Committee did not employ a search firm or pay fees to other third parties in connection with identifying or evaluating Board nominee candidates.

The Nominating and Corporate Governance Committee will consider recommendations of director nominees by stockholders so long as such recommendations are sent on a timely basis and are otherwise in accordance with our Amended and Restated Bylaws (“Bylaws”) and applicable law. See “Additional Matters—Requirements for Submission of Stockholder Proposals and Nominations for 2018 Annual Meeting” for additional information. The Committee will evaluate nominees recommended by stockholders against the same criteria that it uses to evaluate other nominees. We did not receive any nominations of directors by stockholders for the 2017 annual meeting.

Corporate Governance

The Board and management are committed to responsible corporate governance to ensure that the Company is managed for the benefit of its stockholders. To that end, the Board and management periodically review and update, as appropriate, the Company’s corporate governance policies and practices and, when required, make changes to such policies and practices as are mandated by the Sarbanes-Oxley Act, the Dodd-Frank Act, other SEC rules and regulations and the listing standards of Nasdaq.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines, which are posted on our website, www.sunshineheart.com, under the “Investors — Corporate Governance” tab.  These guidelines address, among other things: Board composition and selection, including Board size, director independence and Board membership criteria, as well as Board meetings, committees, access to management and use of outside advisors.

Annual Performance Evaluations. Our Corporate Governance Guidelines contemplate, and the Nominating and Corporate Governance Committee Charter requires, that the Committee annually review, discuss and assess the performance of the Board and its committees.  These reviews focus on the Board and its committees as a whole, and not individual directors, unless circumstances otherwise warrant.  The Board also reviews the Committee’s periodic recommendations concerning the performance and effectiveness of the Board and its committees.

Succession Planning.  Our Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee should develop and periodically review with the Chief Executive Officer the plan for succession to the offices of our executive officers and make recommendations to the Board with respect to the selection of appropriate individuals to succeed to these positions.  This succession planning process is designed to assist the Board in understanding our readiness and the related transition risks for a crisis as well as a planned transition, and to oversee the development of strong leadership quality.

Code of Conduct

The Board has adopted a Code of Business Conduct and Ethics (the “Code”), which sets out basic principles to guide the actions and decisions of our employees, directors and officers, including our principal executive officer, principal financial officer and principal accounting officer.  The Code addresses, among other things, ethical principles, insider trading, conflicts of interest, compliance with laws and confidentiality.  The Code is posted on our website, www.sunshineheart.com, under the “Investors — Corporate Governance” tab.  Any amendments to the Code, or any waivers that are required to be disclosed by the rules of either the SEC or Nasdaq, will be posted on our website under the “Investors — Corporate Governance” tab.

Committee Charters

See “—Committees of the Board” for a description of the Board’s delegation of authority and responsibilities to the three standing committees.

Director Compensation

Our non-employee directors receive a mix of cash and share-based compensation.  The compensation mix is intended to encourage non-employee directors to continue Board service, further align the interests of the Board and stockholders, and attract new non-employee directors with outstanding qualifications.  Directors who are employees or officers of the Company do not receive any additional compensation for Board service.

2016 Compensation Program

The Compensation Committee engaged Grant Thornton in 2013 to conduct an analysis of the Company’s non-employee director compensation.  Grant Thornton assessed the compensation program against a peer group consisting of 22 companies similar to the Company based on industry, market capitalization, revenue and assets.  The market data indicated that the Company’s average total compensation for 2012 was at the 25th percentile of the peer group; and while the annual retainers for non-employee directors were competitive, the lack of annual equity compensation was a competitive shortfall to the Company’s peer organizations.

In light of the market data and other factors deemed relevant by the Compensation Committee, the Committee determined to maintain the annual retainers at then-current levels, but to provide annual equity grants at competitive market levels, as opposed to discretionary grants from time to time.

For 2016, the Compensation Committee determined not to engage Grant Thornton to perform a comprehensive review with respect to the Company’s non-employee director compensation program and made no changes to the existing program in 2016.

The following table sets forth the compensation program for non-employee directors in 2016:

2016 ($)
Annual Cash Retainer:	55,000
Annual Equity Award ($ value):	35,000

Annual cash retainers are payable in equal quarterly installments, in arrears on the last day of each quarter in which the service occurs.

Annual equity awards are granted on the date of the annual meeting of stockholders.  One-third of the award is issued in the form of a stock option, and two-thirds of the award is issued in the form of restricted stock units (“RSUs”).  In each case, 1/12th of the shares underlying the awards vests monthly, commencing on the one-month anniversary of the grant date, so that all of the underlying shares are vested on the one-year anniversary of the grant date.

The Company does not provide any perquisites to directors.

2016 Compensation Table

The table below sets forth the compensation of each non-employee director in 2016.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Total ($)
Paul R. Buckman (4)	46,597	23,333	11,669	81,599
Jon W. Salveson	55,000	23,333	11,669	90,002
Gregory D. Waller	55,000	23,333	11,669	90,002
Warren S. Watson	55,000	23,333	11,669	90,002
Total	211,597	93,332	46,676	351,605

(1)         Reflects cash retainers.

(2)         Reflects RSUs granted on the date of the 2016 annual meeting under the 2013 Non-Employee Directors’ Equity Incentive Plan (the “2013 Directors’ Plan”). Upon vesting, the RSUs convert into shares of our common stock on a one-for-one basis.  The amounts reported represent the grant date fair value of the RSUs, which is based on the closing trading price of a share of our common stock on the grant date.  The closing trading price of a share of our common stock on May 26, 2016 was $21.3021.

(3)         Reflects stock options granted on the date of the 2016 annual meeting under the 2013 Directors’ Plan.  The amounts reported represent the grant date fair value of the stock options. Valuation assumptions used in determining the grant date fair value are included in Note 5 to the consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2015. The grant date fair value per share of the stock options granted on May 26, 2016 was approximately $15.46.

(4)         Mr. Buckman resigned from the Board on November 5, 2016.

As a named executive officer of the Company, compensation paid to Mr. Erb for the 2015 and 2016 fiscal years is fully reflected under “Named Executive Officer Compensation Tables—Summary Compensation Table for 2016”.  Messrs. Brandt and Likens were appointed to the Board in February 2017 and, therefore, received no compensation from the Company in fiscal 2016.

As of December 31, 2016, each non-employee director had the following number of shares underlying outstanding options (both vested and unvested) and RSUs, respectively: Mr. Buckman, 1,435 and 0; Mr. Salveson, 1,819 and 457; Mr. Waller, 1,439 and 457; Mr. Watson, 1,819 and 457.

Stockholder Communication with the Board

Any stockholder wishing to communicate with a particular director, with all or certain of the non-employee or independent directors, or with the entire Board should direct the communication to Secretary, Sunshine Heart, Inc., 12988 Valley View Road, Eden Prairie,

Minnesota 55344. If a stockholder does not wish to have our Secretary screen the communication, the stockholder should indicate that the material sent by the stockholder be delivered unopened to the person or persons to whom it is addressed.

EXECUTIVE OFFICERS

The executive officers of the Company serve at the pleasure of the Board.  The executive officers of the Company are as follows:

Name	Age	Position
Claudia Drayton	49	Chief Financial Officer; Secretary
John L. Erb	68	Chief Executive Officer and President; Chairman of the Board

See “Proposal 1 — Election of Directors — Director Background and Qualifications” for biographical and other information regarding Mr. Erb, the Company’s Chief Executive Officer and President.

Claudia Drayton has served as our Chief Financial Officer and Secretary since January 2015.  Prior to joining the Company, Ms. Drayton spent 15 years at Medtronic, Inc., a $17 billion global leader in the medical device industry. During her tenure at Medtronic, Ms. Drayton held multiple senior managerial finance positions, culminating with an assignment in Europe serving as chief financial officer of the peripheral vascular business (2010-2012) and most recently, as chief financial person and senior finance director of the integrated health solutions business (2012-2014). In these capacities, her responsibilities and experiences included profitability management, strategic planning, mergers and acquisitions, planning and forecasting, and implementation of financial best practices. Before joining Medtronic, Ms. Drayton was an audit and business advisory manager at Arthur Andersen for seven years.

Ms. Drayton holds an MBA from the University of Minnesota’s Carlson School of Management, a BS from the University of Mary Hardin-Baylor and is a Certified Public Accountant (inactive).

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

Summary Compensation Table for 2016

The following table sets forth certain information, for the years ended December 31, 2016 and December 31, 2015, regarding compensation of our current Chief Executive Officer, and the two other most highly compensated executive officers who received remuneration exceeding $100,000 during 2016 and were serving as executive officers as of December 31, 2016 (our “named executive officers”).

Name			Salary		Bonus		Stock Awards		Option Awards		Nonequity Incentive Plan Compensation		All Other Compensation		Total
Principal Position	Year		($)		($)		($)(1)		($)(2)		($)		($)		($)
John L. Erb	2016		385,833		—		331,044		363,227		134,000	(3)	—		1,214,104
Chief Executive Officer & President; Chairman of the Board	2015	(4)	33,519	(5)	—		23,333	(6)	11,669	(7)	—		93,917	(8)	162,438
Claudia Drayton	2016		260,000		—		39,936		43,661		60,970	(3)	6,238	(9)	410,805
Chief Financial Officer; Secretary	2015	(10)	240,961		—		—		365,805	(11)	48,192		6,675	(9)	661,633
Molly Wade(12)	2016		228,751		50,000	(13)	30,784		33,655		53,642	(3)	6,447	(9)	403,279
Senior VP of Strategic Operations	2015		210,000		4,000		—		—		42,000		6,420	(9)	262,420

(1)          Except as otherwise noted, amounts in the Stock Awards column relate to RSUs granted under the Company’s Second Amended and Restated 2011 Equity Incentive Plan (the “2011 Equity Incentive Plan”). Upon vesting, the RSUs convert into shares of our common stock on a one-for-one basis.  The amounts reported represent the grant date fair value of the RSUs (excluding the effect of estimated forfeitures), which is based on the closing trading price of a share of our common stock on the grant date.

(2)          Except as otherwise noted, amounts in the Option Awards column relate to stock options granted under the Company’s 2011 Equity Incentive Plan.  The amounts reported reflect the grant date fair value of the stock options.  Valuation assumptions used in determining the grant date fair value are included in Note 5 to the consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2015.

(3)          While the Compensation Committee determined that cash bonuses for 2016 were earned at 67% of target, the Committee made payment of such bonuses contingent upon the closing of one or more equity financings in fiscal 2017 pursuant to which the Company raises a minimum of $4 million in the aggregate and paid in installments following each such closing on a pro rata basis taking into account the amount received in such equity financing divided by the Company’s total objective of $8 million for 2017 (so that no bonuses shall be paid if the Company does not receive at least $4 million in proceeds from equity financings in 2017 and, if the Company raises over $4 million but less than $8 million in proceeds from equity financings in 2017, the Company shall pay a fraction of such bonuses with a numerator equal to the amount of funds raised from equity financings in fiscal 2017 and a denominator equal to $8 million). Therefore, such earned bonuses have not yet been paid and the amount that will be paid or whether any amount will be paid is not calculable or determinable through the latest practicable date of this filing.

(4)          Prior to his appointment as Chief Executive Officer and President on November 23, 2015, initially on an interim basis, Mr. Erb was a non-employee director and our Chairman of the Board.  As a named executive officer of the Company, compensation paid to Mr. Erb for the entire 2015 fiscal year is fully reflected in this table.

(5)          Reflects the amount paid to Mr. Erb as a cash retainer for his service as Interim Chief Executive Officer and President in fiscal 2015, which commenced on November 23, 2015.  During his service as Interim Chief Executive Officer and President, Mr. Erb received a monthly retainer of $26,250.

(6)          Reflects RSUs granted under the 2013 Directors’ Plan on the date of the 2015 annual meeting as Mr. Erb was a non-employee director on such date. Upon vesting, the RSUs convert into shares of our common stock on a one-for-one basis.  The amounts reported represent the grant date fair value of the RSUs, which is based on the closing trading price of a share of our common stock on the grant date.  The closing trading price of a share of our common stock on May 21, 2015 was $128.70.

(7)          Reflects stock options granted under the 2013 Directors’ Plan on the date of the 2015 annual meeting as Mr. Erb was a non-employee director on such date. The amounts reported represent the grant date fair value of the stock options. Valuation assumptions used in determining the grant date fair value are included in Note 5 to the consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2015. The grant date fair value per share of the stock options granted on May 21, 2015 was approximately $94.80.

(8)          Reflects the amount paid to Mr. Erb in fiscal 2015 as a cash retainer for his service as a non-employee director and our Chairman of the Board pursuant to our non-employee director compensation program prior to his appointment as Chief Executive Officer and President on November 23, 2015.

(9)          Reflects the amount of employer match contributions made on the individual’s behalf to the Company’s 401(k) Plan.

(10)    Amounts reported reflect that Ms. Drayton commenced employment with the Company effective January 5, 2015.

(11)    Reflects stock options granted under the Company’s New-Hire Equity Incentive Plan (the “New-Hire Plan”) in connection with such officer’s hiring.  The amounts reported reflect the grant date fair value of the stock options.  Valuation assumptions used in determining the grant date fair value are included in Note 5 to the consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2015.  The grant date fair value per share of the stock options granted on January 5, 2015 was approximately $99.77.

(12)    Ms. Wade left the Company effective March 15, 2017.

(13)    Consists of a retention bonus that was paid in fiscal 2016.

Narrative Discussion of Summary Compensation Table for 2016

Employment Agreements and Other Arrangements.  Mr. Erb has a written employment agreement, and all of the named executive officers have change in control agreements, which entitle them to payments from the Company upon the happening of specified termination events.  See “— Potential Payments Upon Termination or Change in Control”.

Base Salaries.  The initial annual base salaries of the Company’s executive officers are negotiated in connection with their hiring.  The Compensation Committee reviews the base salaries of the executive officers on an annual basis and generally grants salary increases following such reviews.  Base salary increases are typically between 3-5% and represent a combination of a cost of living and inflation adjustment and a merit raise.

The Compensation Committee engaged Compensia in the fourth quarter of 2015 to conduct a comprehensive review of the Company’s executive compensation program and to consider year-end merit increases for the Company’s officers for fiscal 2016.  Compensia assessed the Company’s compensation program against a peer group consisting of 16 companies similar to the Company based on industry, market capitalization and revenue. Compensia’s comparison of the Company’s target total compensation with peer group target pay levels indicated that our salaries and total target cash compensation were in the 75th percentile among private companies and in the bottom 25th percentile among public companies, although in the latter, the market range is narrow. In determining base salaries for 2016, Mr. Erb recommended base salaries for the Company’s executive officers to the Compensation Committee taking into account the findings in the report prepared by Compensia, and the Compensation Committee approved a general increase in base salaries of the executive officers of 4% for fiscal 2016.

Equity Compensation.  The Compensation Committee engaged Grant Thornton in 2013 to conduct a comprehensive review of the Company’s executive compensation program.  Grant Thornton assessed our compensation program against a peer group consisting of 21 companies similar to the Company based on industry, market capitalization, revenue and assets.  Grant Thornton’s comparison of the Company’s target total compensation with peer group target pay levels indicated that our salaries were competitive to the median of the peer group; that target total cash compensation was, on average, 14% below the median of the peer group; and that target total compensation was, on average, 2% below the median of the peer group.  Grant Thornton’s comparison of the Company’s current total compensation with peer group pay levels indicated that while current total compensation was, on average, 10% above the median of the peer group, this finding was misleading, given that executive equity holdings were below market.  Based on the foregoing, Grant Thornton made several recommendations with respect to the Company’s executive compensation program, including that the Company utilize RSU awards; that the Company grant equity awards at or above historic levels to ensure each executive officer moves to a competitive ownership position for a start-up, high-growth firm; and that the Company adopt a new-hire program to facilitate recruitment of executive talent. In light of the foregoing and other factors deemed relevant by the Compensation Committee, in 2013 the Committee recommended, and the Board approved, the New-Hire Plan.  The Company also began utilizing RSU awards.

As noted above, the Compensation Committee engaged Compensia in the fourth quarter of 2015 to review the Company’s executive compensation program.  Compensia’s report indicated that stock options and restricted stock grants were the most used equity vehicle among companies in the peer group for long-term compensation.  Further Compensia recommended that the Company continue to focus on competitive initial total potential ownership for each executive officer with smaller, periodic refresh grants. The Compensation Committee approved equity compensation awards to the Company’s named executive officers, other than Mr. Erb, in the form of incentive stock options and restricted stock unit awards on January 15, 2016. Mr. Erb was granted stock options and a restricted stock unit award in March 2016.

Nonequity Incentive Plan Compensation.  Nonequity incentive plan compensation is based on the achievement of corporate performance goals, and then subject to adjustment following an evaluation of departmental and individual performance.

In 2015 and 2016, each of the Company’s executive officers had a target bonus, set forth as a percentage of annual base salary. In fiscal 2016, the Compensation Committee determined to increase target bonuses to 35% of base salary for each of the named executive officers other than Mr. Erb. The earned bonus was based on the achievement of corporate performance objectives defined and weighted by the Compensation Committee, in consultation with our Chief Executive Officer, and primarily related to the Company’s clinical studies, financing activities and integration of the Aquadex Business.  The Committee assessed the Company’s achievement of those objectives at year end, and calculated a total weighted average performance to objectives of 80% and 67% for 2015 and 2016, respectively. While the Compensation Committee determined that cash bonuses for 2016 were earned at 67% of target, the Committee made payment of such bonuses contingent upon the closing of one or more equity financings in fiscal 2017 pursuant to which the Company raises a minimum of $4 million in the aggregate and paid in installments following each such closing on a pro rata basis taking into account the amount received in such equity financing divided by the Company’s total objective of $8 million for 2017 (so that no bonuses shall be paid if the Company does not receive at least $4 million in proceeds from equity financings in 2017 and, if the Company raises over $4 million but less than $8 million in proceeds from equity financings in 2017, the Company shall pay a fraction of such bonuses with a numerator equal to the amount of funds raised from equity financings in fiscal 2017 and a denominator equal to $8 million). Therefore, such earned bonuses have not yet been paid and the amount that will be paid or whether any amount will be paid is not calculable or determinable through the latest practicable date of this filing. The amounts of the earned bonuses for the named executive officers varied in 2016, based on Mr. Erb’s evaluation of departmental and individual performance.  The Compensation Committee further awarded retention bonuses of $50,000 to each of Ms. Drayton and Ms. Wade in December 2016, payable on July 15, 2017, so long as such officers remain with the Company through June 30, 2017 and the Company receives a minimum of $5 million in equity financing by such date. Ms. Wade left the Company effective March 15, 2017.

The following table sets forth target and earned non-equity incentive plan compensation for 2015 and 2016.

	2015			2016
	Target		Earned (as adjusted)	Target		Earned(1)
Name	% of Base Salary	$	$	% of Base Salary	$	$
John L. Erb(2)	—	—	—	50	200,000	134,000
Claudia Drayton	25	60,240	48,192	35	91,000	60,970
Molly Wade	25	52,500	42,000	35	80,063	53,642

(1)         While the Compensation Committee determined that cash bonuses for 2016 were earned at 67% of target, the Committee made payment of such bonuses contingent upon the closing of one or more equity financings in fiscal 2017 pursuant to which the Company raises a minimum of $4 million in the aggregate and paid in installments following each such closing on a pro rata basis taking into account the amount received in such equity financing divided by the Company’s total objective of $8 million for 2017 (so that no bonuses shall be paid if the Company does not receive at least $4 million in proceeds from equity financings in 2017 and, if the Company raises over $4 million but less than $8 million in proceeds from equity financings in 2017, the Company shall pay a fraction of such bonuses with a numerator equal to the amount of funds raised from equity financings in fiscal 2017 and a denominator equal to $8 million). Therefore, such earned bonuses have not yet been paid and the amount that will be paid or whether any amount will be paid is not calculable or determinable through the latest practicable date of this filing.

(2)         Mr. Erb was a non-employee director in fiscal 2014 and for a portion of fiscal 2015. He was not entitled to non-equity incentive plan compensation as our Interim Chief Executive Officer and President during the remainder of fiscal 2015.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning equity awards held by our named executive officers that were outstanding as of December 31, 2016.

	Option Awards(1)						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested ($)		Market Value of Shares or Units of Stock That Have Not Vested ($) (4)
John L. Erb	1,800	(1)	—		248.10	09/11/2022
	92	(1)	—		167.10	05/28/2024
	123	(1)	—		128.70	05/20/2025
	—		17,800	(2)	27.30	03/16/2026
							8,080	(3)	84,849
Claudia Drayton	1,833	(5)	1,833	(5)	134.40	01/05/2025
	480	(2)	1,440	(2)	31.20	01/15/2026
							—		—
Molly Wade (2)	923		243		330.00	10/27/2023
	503		330		148.50	08/01/2024
	370		1,110		31.20	01/15/2026
							—		—

(1)         Consists of stock options granted under the 2013 Directors’ Plan.  1/12th of the shares underlying the awards vests monthly, commencing on the one-month anniversary of the grant date, so that all of the shares are vested on the one-year anniversary of the grant date.

(2)         Consists of stock options granted under the Second Amended and Restated 2011 Equity Incentive Plan (the “2011 Plan”).  The underlying shares generally vest as follows: 25% of the shares vest on the one-year anniversary of the grant date; the remaining shares vest in 36 equal consecutive monthly increments thereafter, so that all of the shares will be vested on the four-year anniversary of the grant date.

(3)         Consists of RSUs granted under the 2011 Plan.  The RSUs vest in 36 consecutive monthly increments, commencing on the one-month anniversary of the grant date, so that all of the underlying shares will be vested on the three-year anniversary of the grant date.

(4)         Based on the closing price of our common stock on Nasdaq on December 30, 2016, which was $10.5011.

(5)         Consists of stock options granted under the New-Hire Plan.  The underlying shares generally vest as follows: 25% of the shares vest on the one-year anniversary of the grant date; the remaining shares vest in 36 equal consecutive monthly increments thereafter, so that all of the shares will be vested on the four-year anniversary of the grant date.

Potential Payments Upon Termination or Change in Control

Equity Compensation Plans

Equity awards have been issued to the named executive officers under the 2011 Equity Incentive Plan and the New-Hire Plan.  A termination or change in control may affect the vesting and/or exercisability of awards issued under the equity compensation plans, as further discussed below.

Second Amended and Restated 2011 Equity Incentive Plan

Under the 2011 Equity Incentive Plan, the Board or the Compensation Committee may accelerate the exercisability or vesting of an award at any time, including immediately prior to a participant’s termination or change of control.

Stock Options.  Generally, if a participant’s continuous service terminates:

•                 other than for cause or upon the participant’s death or disability, the participant may exercise his or her option (to the extent the option was vested as of the date of termination) within such period of time ending on the earlier of (i) the date three months following the termination or (ii) the expiration of the term of the option.  If the option is not exercised within such period, it will terminate.

•                 upon the participant’s disability, the participant may exercise his or her option (to the extent the option was vested as of the date of termination) within such period of time ending on the earlier of (i) the date 12 months following the termination or (ii) the expiration of the term of the option.  If the option is not exercised within such period, it will terminate.

•                 as a result of the participant’s death, or if the participant dies within the period during which the option may be exercised after the termination of the participant’s continuous service for a reason other than cause, the option may be exercised (to the extent the option was vested as of the date of death) by the participant’s estate within the period ending on the earlier of (i) the date 18 months following the date of death or (ii) the expiration of the term of the option.  If the option is not exercised within such period, it will terminate.

•                 for cause, the option will terminate upon the date of termination, and the participant will be prohibited from exercising his or her option from and after such time.

In addition, if the participant is a member of senior management, and if a change in control occurs and as of, or within six months after, the effective time of the change in control, the participant’s continuous service terminates due to (i) an involuntary termination, which is not for cause or due to death or disability, or (ii) a resignation for good reason, 25% of the unvested portion of the option as of the date of termination will vest and become exercisable immediately upon such termination.

RSUs.  Upon termination of a participant’s continuous service for any reason, any unvested RSUs will be immediately canceled and forfeited, provided that the Compensation Committee may accelerate the vesting of all or a portion of the award in connection with such termination.

New-Hire Equity Incentive Plan

Under the New-Hire Plan, the Board or the Compensation Committee may accelerate the exercisability or vesting of an award at any time, including immediately prior to a participant’s termination or change of control.

Stock Options.  Generally, if a participant’s continuous service terminates:

•                 for any reason other than the participant’s death or disability, the participant may exercise his or her option (to the extent the option was vested as of the date of termination) within such period of time ending on the earlier of (i) the date three months following the termination or (ii) the expiration of the term of the option.  If the option is not exercised within such period, it will terminate.

•                 upon the participant’s disability, the participant may exercise his or her option (to the extent the option was vested as of the date of termination) within such period of time ending on the earlier of (i) the date 12 months following the termination or (ii) the expiration of the term of the option.  If the option is not exercised within such period, it will terminate.

•                 as a result of the participant’s death, or if the participant dies within the period (if any) specified in the award agreement during which the option may be exercised after the termination of the participant’s continuous service for a reason other than death, the option may be exercised (to the extent the option was vested as of the date of death) by the participant’s estate within the period ending on the earlier of (i) the date 12 months following the date of death or (ii) the expiration of the term of the option.  If the option is not exercised within such period, it will terminate.

Change in Control Agreements

The Company has entered into change in control agreements with the named executive officers who are currently executive officers of the Company, other than Mr. Erb, that require us to provide compensation to the officer in the event of a change in control. Each agreement has a term that runs from its effective date through the later of: (i) the five-year anniversary of the effective date, subject to automatic extension for successive two-year periods until notice of non-renewal is given by either party at least 60 days prior to the end of the then-effective term; or (ii) if a change in control occurs on or prior to the end of the then-effective term, then the one-year anniversary of the effective date of such change in control.

The change in control agreements provide that, if: (x) a change in control occurs during the term of the officer’s agreement; and (y) the officer’s employment terminates anytime during the one-year period after the effective date of the change in control; and (z) such termination is involuntary at the Company’s initiative without cause or is due to the officer’s voluntary resignation for good reason, then the Company will: (i) pay in a lump sum the officer’s salary for 12 months and any other earned but unpaid compensation; (ii) pay in a lump sum an amount equal to the incentive bonus payment received by the officer for the fiscal year immediately preceding the fiscal year in which the termination occurs; and (iii) provide healthcare benefits to the officer and the officer’s family until the earlier of (A) the date 12 months after the officer’s termination and (B) the date the officer is, and/or the officer’s covered dependents are, eligible to receive group medical and/or dental insurance coverage by a subsequent employer.

The Company is also obligated to make the foregoing payments and to provide the foregoing healthcare benefits in the event (i) the officer’s employment terminates (A) due to a voluntary resignation for good reason or (B) due to an involuntary termination by the Company without cause, and (ii) a change in control occurs within 90 days after the termination date and during the term of the agreement.

In addition to the payments described above, each change in control agreement provides that if a change in control occurs while the officer is actively employed by the Company and during the term of the agreement, such change in control will cause the immediate acceleration of the vesting of 100% of any unvested portion of any stock option awards held by the officer on the effective date of such change in control.

The Company is not obligated to make the payments described above unless: (i) the officer signs a full release of any and all claims in favor of the Company; (ii) all applicable consideration periods and rescission periods have expired; and (iii) as of the dates the Company provides any payments to the named executive officer, the officer is in strict compliance with the terms of the applicable change in control agreement and any proprietary information agreement the officer has entered into with the Company.

Employment Agreement — Mr. Erb

On March 1, 2016, we entered into an executive employment agreement with Mr. Erb regarding his employment as our Chief Executive Officer and President.

The agreement has an initial term (the “Initial Term”) of twelve (12) months beginning on March 1, 2016 and automatically renews for an additional twelve (12) month period at the end of the Initial Term and each anniversary thereafter provided that at least ninety (90) days prior to the expiration of the Initial Term or any renewal term the Board does not notify Mr. Erb of its intention not to renew the employment period.

The agreement entitles Mr. Erb to, among other benefits, the following compensation:

•                 an annual base salary of at least $400,000, reviewed at least annually;

•                 initial equity grants of an option to purchase 17,800 shares of common stock and 11,866 restricted stock units, in each case, granted in accordance with the terms and conditions of the Company’s Second Amended and Restated 2011 Equity Incentive Plan;

•                 an opportunity to receive additional annual equity awards as determined by the Compensation Committee based on Mr. Erb’s performance and commensurate with grants made to chief executive officers in the Company’s compensation peer group;

•                 an opportunity for Mr. Erb to receive an annual performance bonus in an amount of up to 50% of Mr. Erb’s annual base salary for such fiscal year based upon achievement of certain performance goals to be established by the Board;

•                 participation in welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available generally or to other senior executive officers of the Company;

•                 prompt reimbursement for all reasonable expenses incurred by Mr. Erb in accordance with the plans, practices, policies and programs of the Company; and

•                 22 days paid time off, to accrue and to be used in accordance with the Company’s policies and practices in effect from time to time, as well as all recognized Company holidays.

In connection with the equity grant contemplated by the agreement, Mr. Erb received an option to purchase 17,800 shares of the Company’s common stock at an exercise price of $27.3 per share and an award of 11,866 restricted stock units, both of which were issued on March 16, 2016.

The agreement also includes a “claw-back” provision providing for the recoupment of unearned incentive compensation if the Board, or an appropriate committee thereof, determines that Mr. Erb engaged in any fraud, negligence, or intentional misconduct that caused or significantly contributed to the Company having to restate all or a portion of its financial statements, or if the Company is required to seek reimbursement by applicable laws or regulations, the Board or committee may require reimbursement of any bonus or incentive compensation paid to Mr. Erb.

Upon termination of Mr. Erb’s employment, Mr. Erb may be entitled to certain payments and benefits, depending on the reason for his termination.  In the event Mr. Erb resigns his employment without good reason, the Company terminates Mr. Erb’s employment for cause, or Mr. Erb’s employment terminates as a result of his death or disability, Mr. Erb is entitled to receive the Unconditional Entitlements, but not the Conditional Benefits (each as defined below).  In the event Mr. Erb resigns with good reason or the Company terminates Mr. Erb’s employment for reason other than cause, Mr. Erb is entitled to receive the Unconditional Entitlements, as well as the Conditional Benefits, provided that Mr. Erb signs and delivers to the Company, and does not revoke, a general release of claims in favor of the Company and certain related parties.

The “Unconditional Entitlements” include the following: (i) any annual base salary earned, but unpaid, for services rendered to the Company on or prior to the date on which the employment period ends; (ii) in the event Mr. Erb’s employment terminates after the end of a fiscal year but before payment of the annual bonus payable for his services rendered in that fiscal year, the annual bonus that would have been payable to Mr. Erb for such completed fiscal year, provided that such termination is not due to the Company’s termination of Mr. Erb for cause or Mr. Erb’s resignation without good reason; and (iii) certain other benefits contemplated by the agreement.

The “Conditional Benefits” include the following: (i) a lump sum amount equal to one times Mr. Erb’s annual base salary as of the termination date; (ii) continued medical coverage for 12 months following the termination date; (iii) continued vesting of equity awards for 12 months following the termination date; and (iv) a pro-rata annual bonus for the year in which the termination date occurs, determined on the basis of an assumed full-year target bonus and the number of days in the applicable fiscal year occurring on or before the termination date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of our common stock as of March 31, 2017 by (i) each of the directors and named executive officers, (ii) all of the directors and executive officers as a group, and (iii) to our knowledge, beneficial owners of more than 5% of our common stock.  As of March 31, 2017, there were 3,118,492 shares of our common stock outstanding.  Unless otherwise indicated and subject to applicable community property laws, each owner has sole voting and investment powers with respect to the securities listed below.

Name of Beneficial Owner	Number of Shares		Right to Acquire (1)	Total	Aggregate Percent of Class (2)
John L. Erb	8,082		7,827	15,855	*
Steve Brandt	—		588	588	*
Matthew E. Likens	—		588	588	*
Jon W. Salveson	1,232		2,002	3,234	*
Gregory D. Waller	1,351		1,621	2,972	*
Warren S. Watson	1,232		2,002	3,234	*
Claudia Drayton	739		2,779	3,518	*
All directors and executive officers as a group (7 persons)	12,582		17,407	29,989	*
Sabby Management, LLC 10 Mountainview Road, Suite 205 Upper Saddle River, NJ 07458	154,348	(3)	—	154,348	4.9%
Ki Yong Choi 36 Great Circle Drive Mill Valley, California 94941	245,000	(4)	—	245,000	7.9%

*                       Less than one percent.

(1)               Except as otherwise described below, amounts reflect the number of shares that such holder could acquire through (i) the exercise of outstanding stock options, (ii) the vesting/settlement of outstanding RSUs and (iii) the exercise of outstanding warrants to purchase common stock, in each case within 60 days of March 31, 2017.

(2)               Based on 3,118,492 shares outstanding as of March 31, 2017.

(3)               Based on information provided by Sabby Management, LLC as of March 13, 2017.

(4)               Based on the Schedule 13D filed by the reporting person on March 28, 2017.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

For fiscal 2016 through the 2016 annual meeting, the Compensation Committee consisted of Messrs. Buckman and Waller and, thereafter and until Mr. Buckman’s resignation in November 2016, of Messrs. Buckman, Watson and Salveson. The Board determined not to fill the vacancy on the Compensation Committee following the departure of Mr. Buckman from the Board in November 2016.  As a result, from and after Mr. Buckman’s departure from the Board, the Committee had two, as opposed to three, members for the remainder of fiscal 2016.  All members of the Committee during 2016 were independent directors and, none of them is or has been an employee or officer of ours. During 2016, none of our executive officers served on the compensation committee (or equivalent) or the board of directors of another entity whose executive officer(s) served on the Committee or the Board.

Following the appointment of Messrs. Brandt and Likens, on March 7, 2017, Mr. Brandt was added as a third member of the Compensation Committee.

Related Party Transactions

We give careful attention to related person transactions because they may present the potential for conflicts of interest.  Under SEC rules, a related person transaction is any transaction or series of transactions in which: the Company or a subsidiary is a participant; the amount involved exceeds $120,000; and a related person has a direct or indirect material interest. A “related person” is a director, executive officer, nominee for director or a more than 5% stockholder, and any immediate family member of the foregoing.

To identify related person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders.  We maintain a written policy for the review, approval or ratification of related person transactions, and our Audit Committee reviews all related person transactions identified by us.  The Committee approves or ratifies only those related person transactions that are determined by it to be, under all of the circumstances, in the best interests of the Company and its stockholders. The Committee affirmatively determined that none of the related person transactions below constituted a conflict of interest.

Related Employees — Scott Erb, Senior Manager of Operations, is the son of John Erb, our Chief Executive Officer, President and Chairman of the Board. In 2016, Scott Erb was paid $88,028 in salary and bonus and received an option to purchase 166 shares of our common stock.

Termination and Release Agreement — Dr. Peters — On January 1, 2015, we entered into a termination and release agreement with WSP Trading Limited (“WSP”) and William S. Peters, our former Chief Technical Officer & Medical Director, which sets forth terms related to Dr. Peters’ separation from the Company and termination of our agreement with WSP.  Under the termination and release agreement, WSP and Dr. Peters agreed to a full release of claims and other terms.  In consideration of such release and other terms, the Company entered into a two-year consulting agreement with WSP and Dr. Peters, commencing January 1, 2015, pursuant to which WSP and Dr. Peters are providing consulting services to the Company in exchange for payment of $18,000 per month for the first 12 months, and $400 per hour of work performed thereafter, as well as continued vesting of Dr. Peters’ outstanding equity awards during the term of the consulting agreement.  In addition, the Company agreed to pay Dr. Peters $24,157.44 as a bonus for 2014, and to reimburse Dr. Peters for reasonable expenses incurred in connection with services performed under both the consulting agreement and the termination and release agreement.  The Company’s payment of all severance and consulting compensation is contingent on WSP’s and Dr. Peters’ continued compliance with the non-disparagement, confidentiality, non-compete and non-solicitation clauses in the agreements, as well as all other terms.

Separation and Release Agreement — Mr. Rosa — On November 30, 2015, we entered into a separation and release agreement with David Rosa, our former Chief Executive Officer & President, which sets forth terms related to Mr. Rosa’s departure from the Company. Under the agreement, we agreed (1) to pay Mr. Rosa a lump sum equal to $357,075, which is Mr. Rosa’s annual base salary, (2) to pay Mr. Rosa a lump sum payment of $142,830, which is his assumed full-year target bonus for 2015, (3) to extend the vesting and exercise periods of all outstanding equity awards held by Mr. Rosa so that such equity awards (a) will continue to vest as if Mr. Rosa was employed by the Company for a period of 12 months following the date of his departure and (b) will remain exercisable until the final termination date of such equity awards under the applicable award agreement, (4) to use commercially reasonable efforts to cause Mr. Rosa to be included as a beneficiary under any insurance policy pursuant to which Mr. Rosa was covered as an officer prior to his separation from the Company, (5) to pay 100% of the cost of premiums for continued health insurance coverage under federal COBRA law during the twelve-month period following Mr. Rosa’s separation from the Company, provided Mr. Rosa timely elects such coverage and (6) to reimburse Mr. Rosa for reasonable expenses incurred in connection with services performed under such agreement. The benefits provided under such agreement are substantially consistent with the benefits that Mr. Rosa would have been entitled to receive under his employment agreement had he been terminated without cause.

Separation and Release Agreement — Ms. Oleson — On June 19, 2015, we entered into a separation and release agreement with Kimberly Oleson, our former Senior Vice President, Clinical Affairs, which sets forth terms related to Ms. Oleson’s separation from the Company. Ms. Oleson agreed to a full release of claims and other terms.  In exchange, the Company agreed, among other things, to pay Ms. Oleson a one-time, lump sum amount of $350,000, as well as $5,936.40 for Ms. Oleson’s COBRA continuation coverage.

AUDIT COMMITTEE REPORT

The primary function of our Audit Committee is oversight of our financial reporting process, publicly filed financial reports, internal control over financial reporting, and the independent audit of our consolidated financial statements.  The consolidated financial statements of the Company for the year ended December 31, 2016 were audited by Ernst & Young, the Company’s independent registered public accounting firm.

As part of its activities, the Audit Committee has:

•                  reviewed and discussed the Company’s audited consolidated financial statements with management and the independent registered public accounting firm;

•                  discussed with the independent registered public accounting firm the matters required to be communicated under Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 16, “Communications with Audit Committees”;

•                  assessed the permissibility of, and pre-approved all audit, audit-related and non-audit services provided by the independent registered public accounting firm; and

•                  received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Management is responsible for the Company’s system of internal controls and financial reporting processes.  Ernst & Young is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the PCAOB and for issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.  We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, and so we are exempt from the auditor attestation requirement in the assessment of our internal control over financial reporting pursuant to the Sarbanes-Oxley Act of 2002.  As a result, Ernst & Young does not issue a report on the Company’s internal control over financial reporting.

Based on the foregoing review and discussions and a review of the report of Ernst & Young with respect to the consolidated financial statements, and relying thereon, the Audit Committee has recommended to the Board the inclusion of the audited consolidated financial statements in the Company’s annual report on Form 10-K for the year ended December 31, 2016, for filing with the SEC.

Audit Committee of the Board of Directors of Sunshine Heart, Inc.

Gregory D. Waller, Chairman

Matthew E. Likens

Warren S. Watson

AUDIT COMMITTEE MATTERS

Pre-Approval Policies and Procedures

The Audit Committee has adopted an auditor services pre-approval policy applicable to services performed for the Company by its independent registered public accounting firm.  In accordance with this policy, the Committee’s practice is to assess the permissibility of and pre-approve all audit, audit-related and non-audit services to be provided by the independent registered public accounting firm during the year.  The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permissible audit-related and non-audit services.  Any pre-approvals granted pursuant to delegated authority must be reported to the Committee at its next regular meeting.

The Audit Committee has determined that the provision of the non-audit services described in the table below was compatible with maintaining the independence of our independent registered public accounting firm.  The Committee reviews each non-audit service to be provided and assesses the impact of the service on the auditor’s independence.

Ernst & Young Fees

Ernst & Young served as our independent registered public accounting firm for the years ended December 31, 2016 and December 31, 2015.  The following table sets forth the fees we incurred for audit and other services provided by Ernst & Young in 2016 and 2015. All of such services described below were pre-approved in conformity with the Audit Committee’s pre-approval policies and procedures described above.

	2016 ($)	2015 ($)
Audit Fees(1)	426,600	253,330
Audit-Related Fees(2)	34,500	—
Tax Fees(3)	52,852	51,708
All Other Fees	—	—
Total	513,952	305,038

(1)         Audit fees in 2016 and 2015 consisted of fees relating to the audit of the Company’s annual consolidated financial statements included in our annual report on Form 10-K, the review of interim condensed consolidated financial statements included in the Company’s quarterly reports on Form 10-Q, the review of the Company’s registration statements and the completion of comfort letter procedures associated with the Company’s securities offerings.

(2)         Audit - related fees include fees billed for assurance and related services reasonably related to the performance of the audit of our financial statements.

(3)         Tax fees in 2016 and 2015 consisted of fees for tax compliance, tax advice and tax planning services.  Such fees primarily related to federal and state tax compliance and planning.

PROPOSAL 2 — APPROVAL OF OUR 2017 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve a new 2017 Equity Incentive Plan and its material terms to allow us to continue to offer competitive equity compensation awards to our employees and other service providers.  Our future success is substantially dependent on our ability to attract, retain and motivate the members of our management team and other key employees throughout our organization.

Pursuant our current Second Amended and Restated 2011 Equity Incentive Plan (the “2011 Plan”), the aggregate number of shares of common stock that may be issued pursuant to stock awards automatically adjusted on each January 1 for a period of five years commencing on January 1, 2013 and ending on (and including) January 1, 2017 so that it will equal (i) 13% of the fully diluted shares as of the immediately preceding December 31, reduced by (ii) the number of shares of common stock issuable upon exercise of outstanding options under the 2002 Stock Plan. We are seeking the approval of our stockholders of the 2017 Equity Incentive Plan since the last increase in shares reserved under the 2011 Plan pursuant to such evergreen provision occurred on January 1, 2017.

The Board adopted the 2017 Equity Incentive Plan (a copy of which is attached to this proxy statement as Annex A and incorporated herein by reference) on April 6, 2017 and recommended that it be submitted to the stockholders for approval at this year’s annual meeting. If approved by our stockholders, the 2017 Equity Incentive Plan will replace our current 2011 Plan (which replaced our 2002 Stock Plan (collectively, the “Prior Plans”).  Following such approval, no further awards will be granted under the 2011 Plan and all future equity awards will be granted under the 2017 Equity Incentive Plan. None of the awards that remain outstanding under the 2011 Plan as of the date of stockholder approval of the 2017 Equity Incentive Plan will be affected by such approval; such outstanding awards will continue to be governed by the terms of the 2011 Plan and the applicable award agreement.

If our stockholders do not approve the 2017 Equity Incentive Plan, we will continue to use our 2011 Plan but will be restricted in our ability to successfully attract and retain highly skilled employees, including members of our management team. As of March 31, 2017, there were 367,208 shares of common stock available for grant under the 2011 Plan. We do not believe these shares will be sufficient to meet our anticipated needs over the next several years, as discussed in greater detail below.

The Compensation Committee believes that long-term equity-based compensation is an important element of our compensation program. The Compensation Committee believes that long-term equity-based compensation helps attract, motivate, and retain talented key employees and non-employee directors with the skill sets and expertise we need to meet our scientific and business objectives. The 2017 Equity Incentive Plan, like the Company’s 2011 Plan, is designed to advance these interests of the Company and its stockholders. Equity-based compensation under the 2017 Equity Incentive Plan encourages executives to act as owners with an equity stake in the Company, discourages inappropriate risk-taking and contributes to the continuity and stability within the Company’s leadership.

Description of the 2017 Equity Incentive Plan

Authorized Shares. The maximum number of shares of our common stock that may be issued under our 2017 Equity Incentive Plan, is the sum of (i) 534,857 new shares of common stock, plus (ii) any available reserved shares not issued or subject to outstanding grants under the Prior Plans in an amount not to exceed 534,857, plus (iii) the number of shares of common stock underlying awards granted under the Prior Plans’ that, from and after the effective date of the 2017 Equity Incentive Plan, expire or terminate for any reason prior to exercise or settlement, are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company or are reacquired, withheld (or not issued) to satisfy a withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award. In addition, the number of shares of our common stock reserved for issuance under our 2017 Equity Incentive Plan will automatically increase on January 1st of each calendar year, starting on January 1, 2018 through January 1, 2027, in an amount equal to 13.0% of the total number of fully-diluted shares of common stock of the Company as of December 31 of the preceding calendar year, or a lesser number of shares determined by our board of directors. The maximum number of shares of our common stock that may be issued on the exercise of incentive stock options under our 2017 Equity Incentive Plan is 2,674,280.

Shares subject to awards granted under our 2017 Equity Incentive Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under our 2017 Equity Incentive Plan. Additionally, shares become available for future grant under our 2017 Equity Incentive Plan if they were issued under stock awards under our 2017 Equity Incentive Plan and if we repurchase them or they are forfeited. This includes shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award.

Plan Administration. Our board of directors, or a duly authorized committee of our board of directors, will administer our 2017 Equity Incentive Plan. Our board of directors may also delegate to one or more of our officers the authority to (1) designate employees (other than officers) to receive specified stock awards and (2) determine the number of shares subject to such stock awards. Under our 2017 Equity Incentive Plan, our board of directors has the authority to determine and amend the terms of awards and underlying agreements, including:

•                  recipients;

•                  the exercise, purchase, or strike price of stock awards, if any;

•                  the number of shares subject to each stock award;

•                  the vesting schedule applicable to the awards, together with any vesting acceleration; and

•                  the form of consideration, if any, payable on exercise or settlement of the award.

Under the 2017 Equity Incentive Plan, the board of directors also generally has the authority to effect, with the consent of any adversely affected participant:

•                  the reduction of the exercise, purchase, or strike price of any outstanding award;

•                  the cancellation of any outstanding award and the grant in substitution therefore of other awards, cash, or other consideration; or

•                  any other action that is treated as a repricing under generally accepted accounting principles.

Section 162(m) Limits. At such time as necessary for compliance with Section 162(m) of the Code, no participant may be granted stock awards covering more than 534,857 shares of our common stock under the 2017 Equity Incentive Plan during any calendar year pursuant to stock options, stock appreciation rights, and other stock awards whose value is determined by reference to an increase over an exercise price or strike price of at least 100% of the fair market value of our common stock on the date of grant. Additionally, under our 2017 Equity Incentive Plan, in a calendar year, no participant may be granted a performance stock award covering more than 534,857 shares of our common stock or a performance cash award having a maximum value in excess of $1 million. These limitations are designed to allow us to grant compensation that will not be subject to the $1,000,000 annual limitation on the income tax deductibility of compensation paid to a covered executive officer imposed by Section 162(m) of the Code.

Stock Options. Incentive stock options and nonstatutory stock options are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the 2017 Equity Incentive Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2017 Equity Incentive Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

Restricted Stock Unit Awards. RSUs are granted under restricted stock unit award agreements adopted by the plan administrator. RSUs may be granted in consideration for any form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. An RSU may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the RSU agreement. Additionally, dividend equivalents may be credited in respect of shares covered by an RSU. Except as otherwise provided in the applicable award agreement, RSUs that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services to us, or any other form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of Common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our Common stock on the date of grant. A stock appreciation right granted under the 2017 Equity Incentive Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

Performance Awards. The 2017 Equity Incentive Plan permits the grant of performance-based stock and cash awards that may qualify as performance-based compensation that is not subject to the $1,000,000 limitation on the income tax deductibility imposed by Section 162(m) of the Code. Our compensation committee may structure awards so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period.

The performance goals that may be selected include one or more of the following: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation, other non-cash expenses and changes in deferred revenue; (ix) total stockholder return; (x) return on equity or average stockholder’s equity; (xi) return on assets, investment, or capital employed; (xii) stock price; (xiii) margin (including gross margin); (xiv) income (before or after taxes); (xv) operating income; (xvi) operating income after taxes; (xvii) pre-tax profit; (xviii) operating cash flow; (xix) sales or revenue targets; (xx) increases in revenue or product revenue; (xxi) expenses and cost reduction goals; (xxii) improvement in or attainment of working capital levels; (xxiii) economic value added (or an equivalent metric); (xxiv) market share; (xxv) cash flow; (xxvi) cash flow per share; (xxvii) cash balance; (xxviii) cash burn; (xxix) cash collections; (xxx) share price performance; (xxxi) debt reduction; (xxxii) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, new and supplemental indications for existing products, and product supply); (xxxiii) stockholders’ equity; (xxxiv) capital expenditures; (xxxv) debt levels; (xxxvi) operating profit or net operating profit; (xxxvii) workforce diversity; (xxxviii) growth of net income or operating income; (xxxix) billings; (xl) bookings; (xli) employee retention; (xlii) initiation of phases of clinical trials and/or studies by specific dates; (xliii) acquisition of new customers, including institutional accounts; (xliv) customer retention and/or repeat order rate; (xlv) number of institutional customer accounts (xlvi) budget management; (xlvii) improvements in sample and test processing times; (xlviii) regulatory milestones; (xlix) progress of internal research or clinical programs; (l) progress of partnered programs; (li) partner satisfaction; (lii) milestones related to samples received and/or tests run; (liii) expansion of sales in additional geographies or markets; (liv) research progress, including the development of programs; (lv) patient samples processed and billed; (lvi) sample processing operating metrics (including, without limitation, failure rate maximums and reduction of repeat rates); (lvii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); and (lviii) and to the extent that an Award is not intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code, other measures of performance selected by the board of directors.

The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the board or committee (as applicable) (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the performance goals are established, the board or committee (as applicable) will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item; and (13) to exclude the effects of the timing of acceptance for review and/or approval of submissions to any regulatory body. In addition, subject to certain limitations, the board or committee (as applicable) retains the discretion to reduce or eliminate the compensation or economic benefit due on attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for such performance period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the award agreement or the written terms of a performance cash award.

Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the 2017 Equity Incentive Plan, (2) the class and maximum number of shares that may be issued on the exercise of incentive stock options, (3) the class and maximum number of shares subject to stock awards that can be granted to a person in a calendar year (as established under the 2017 Equity Incentive Plan under Section 162(m) of the Code), and (4) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. Our 2017 Equity Incentive Plan provides that in the event of certain specified significant corporate transactions, including: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of more than 90% of our outstanding securities, (3) the consummation of a merger or consolidation where we do not survive the transaction, and (4) the consummation of a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding before such transaction are converted or exchanged into other property by virtue of the transaction, unless otherwise provided in an award agreement or other written agreement between us and the award holder, the administrator may take one or more of the following actions with respect to such stock awards:

•                  arrange for the assumption, continuation, or substitution of a stock award by a successor corporation;

•                  arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation;

•                  accelerate the vesting, in whole or in part, of the stock award and provide for its termination before the transaction;

•                  arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us;

•                  cancel or arrange for the cancellation of the stock award before the transaction in exchange for a cash payment, or no payment, as determined by the board; or

•                  make a payment, in the form determined by our board of directors, equal to the excess, if any, of the value of the property the participant would have received on exercise of the awards before the transaction over any exercise price payable by the participant in connection with the exercise.

The plan administrator is not obligated to treat all stock awards or portions of stock awards, even those that are of the same type, in the same manner and is not obligated to treat all participants in the same manner.

In the event of a change in control, awards granted under the 2017 Equity Incentive Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement. Under the 2017 Equity Incentive Plan, a change in control is defined to include (1) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock, (2) a merger, consolidation, or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity), (3) a sale, lease, exclusive license, or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders, and (4) an unapproved change in the majority of the board of directors.

Transferability. A participant may not transfer stock awards under our 2017 Equity Incentive Plan other than by will, the laws of descent and distribution, or as otherwise provided under our 2017 Equity Incentive Plan.

Plan Amendment or Termination. Our board of directors has the authority to amend, suspend, or terminate our 2017 Equity Incentive Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No incentive stock options may be granted after the tenth anniversary of the date our board of directors adopted our 2017 Equity Incentive Plan. No stock awards may be granted under our 2017 Equity Incentive Plan while it is suspended or after it is terminated.

U.S. Federal Income Tax Consequences

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of awards granted under the 2017 Equity Incentive Plan. Tax consequences for any particular individual may be different.

Incentive Stock Options.  A participant recognizes no taxable income as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Internal Revenue Code (unless the participant is subject to the alternative minimum tax). If the participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise of the option after both the two-year anniversary of the grant date and the one-year anniversary of the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares on or before the two- or one-year anniversaries described above (a “disqualifying disposition”), he or she generally will have ordinary income at the time of the sale equal to the fair market value of the Shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Nonstatutory Stock Options.  A participant generally recognizes no taxable income on the date of grant of a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon the exercise of a nonstatutory stock option, the participant generally will recognize ordinary income equal to the excess of the fair market value of the Shares on the exercise date over the exercise price of the option. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of Shares acquired through the exercise of a nonstatutory stock option, any subsequent gain or loss (generally based on the difference between the sale price and the fair market value on the exercise date) will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.

Stock Appreciation Rights.  A participant generally recognizes no taxable income on the date of grant of a stock appreciation right with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon exercise of the stock appreciation right, the participant generally will be required to include as ordinary income an amount equal to the sum of the amount of any cash received and the fair market value of any shares received upon the exercise. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired by an exercise of the stock appreciation right, any gain or loss (generally based on the difference between the sale price and the fair market value on the exercise date) will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.

Restricted Stock, Restricted Stock Units, Performance Awards, and Performance Shares.  A participant generally will not have taxable income at the time an award of restricted stock, restricted stock units, performance shares, or performance units is granted. Instead, he or she generally will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award has been transferred to him or her and becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. However, the recipient of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award (less any cash paid for the shares) on the date the award is granted.

Section 409A.  Section 409A of the Code (“Section 409A”) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Plans with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for the Company.  We generally will be entitled to a tax deduction in connection with an award under the 2017 Equity Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). However, special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) of the Code and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include (among others) stockholder approval of the 2017 Equity Incentive Plan and its material terms, setting certain limits on the number of shares subject to awards and, for awards other than options and stock appreciation rights, establishing performance criteria that must be met before the award actually will vest or be paid. The 2017 Equity Incentive Plan has been designed to permit (but not require) the administrator to grant awards that are intended to qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

THE FOREGOING IS ONLY A SUMMARY OF THE TAX EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND VESTING OR EXERCISE OF AWARDS UNDER THE 2017 EQUITY INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR

THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR NON-U.S. COUNTRY TO WHICH THE SERVICE PROVIDER MAY BE SUBJECT.

The Board recommends that you vote FOR the approval of our 2017 Equity Incentive Plan.

PROPOSAL 3 — ADVISORY APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017

In accordance with applicable law, the Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace our independent registered public accounting firm. See “Audit Committee Report” and “Audit Committee Matters” for additional information on Ernst & Young’s services provided to us in 2016.

As the Audit Committee has responsibility for the selection of our independent registered public accounting firm, your approval of Ernst & Young is not necessary. However, the Committee will take your vote on this proposal into consideration when selecting our independent registered public accounting firm in the future. Even if the stockholders ratify the selection of Ernst & Young, the Committee may in its sole discretion terminate the engagement of Ernst & Young and direct the appointment of another independent auditor at any time during the year.

Representatives of Ernst & Young will attend the meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to answer appropriate questions from our stockholders.

The Board recommends that you vote FOR the approval, on an advisory basis, of Ernst & Young as the Company’s independent registered public accounting firm for 2017.

ADDITIONAL MATTERS

Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2016 concerning our equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	965,227	(1)	$15.19	(2)	57,738	(3)
Equity compensation plans not approved by security holders	18,596	(4)	$100.51		11,391	(5)
Total	983,823		$16.82		69,129

(1)         Consists of shares of our common stock that may be issued pursuant to outstanding stock options, stock warrants and RSUs under the 2002 Stock Plan, the 2011 Equity Incentive Plan and the 2013 Directors’ Plan.

(2)         Excludes RSUs because they convert into shares of our common stock on a one-for-one basis upon vesting at no additional cost.

(3)         Consists of 43,048 shares of our common stock remaining available for future issuance under the 2011 Equity Incentive Plan and 14,690 shares of our common stock remaining available for future issuance under the 2013 Directors’ Plan.  No additional awards may be issued under the 2002 Stock Plan.

Each of the 2011 Equity Incentive Plan and the 2013 Directors’ Plan contains an “evergreen” provision, pursuant to which the number of shares available for issuance under the plan automatically adjusts by a percentage of the number of fully diluted shares outstanding.  Specifically, pursuant to the 2011 Equity Incentive Plan, for a period of five years commencing on January 1, 2013 and ending on (and including) January 1, 2017, the aggregate number of shares of common stock that may be issued pursuant to stock awards will automatically adjust on each January 1 so that it will equal (i) 13% of the fully diluted shares as of the immediately preceding December 31, reduced by (ii) the number of shares of common stock issuable upon exercise of outstanding options under the 2002 Stock Plan.  Pursuant to the 2013 Directors’ Plan, the share reserve under the plan will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2014 and ending on (and including) January 1, 2023, to an amount equal to 2% of the fully diluted shares outstanding on December 31st of the preceding calendar year; provided that the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares than would otherwise occur.

(4)         Consists of shares of our common stock that may be issued pursuant to outstanding stock options under the New-Hire Plan.  The Board approved the New-Hire Plan in July 2013.  The New-Hire Plan provides for the grant of the following awards: options not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code, restricted stock awards, RSU awards, stock appreciation rights and other stock awards.  Eligible award recipients are individuals entering into employment with the Company who were not previously employees or directors of the Company or following a bona fide period of non-employment.  All awards must constitute inducements material to such individuals’ entering into employment with the Company within the meaning of the Nasdaq listing rules, and all awards must be granted either by the Compensation Committee or a majority of the Company’s independent directors.  Promptly following the grant of an award under the New-Hire Plan, the Company must (i) issue a press release disclosing the material terms of the award and (ii) notify Nasdaq that it granted such award in reliance on the “inducement grant exemption” from Nasdaq’s stockholder approval requirements for equity compensation plans.

(5)         Consists of 11,391 shares remaining available for future issuance under the New-Hire Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than 10% of a registered class of the Company’s equity securities (“insiders”) to file reports with the SEC regarding their pecuniary interest in our equity securities and any changes thereto, and to furnish copies of these reports to the Company. Based on our review of the insiders’ forms furnished to the Company or filed with the SEC and representations made by the directors and applicable executive officers, no insider failed to file on a timely basis a Section 16(a) report during 2016, except that Ms. Drayton filed one late Form 4 (reporting two disposition transactions).

Availability of 2016 Annual Report to Stockholders

SEC rules require us to provide a copy of our 2016 annual report to stockholders who receive this proxy statement. Our 2016 annual report to stockholders includes our annual report on Form 10-K for 2016 (including certain exhibits). We will also provide copies of our 2016 annual report to stockholders, and to brokers, dealers, banks, voting trustees and their nominees for the benefit of beneficial owners. Additional copies of the 2016 annual report to stockholders (excluding certain exhibits or documents incorporated by reference in our annual report on Form 10-K for 2016) are available to stockholders at no charge upon written request to: Secretary, Sunshine Heart, Inc., 12988 Valley View Road, Eden Prairie, MN 55344, or on our website, www.sunshineheart.com, under the “Investors — Financial Information” tab.

Requirements for Submission of Stockholder Proposals and Nominations for 2018 Annual Meeting

Under the rules of the SEC, if a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2018 annual meeting of stockholders (pursuant to Rule 14a-8 of the Exchange Act), the proposal must be received by us at our principal executive offices (Secretary, Sunshine Heart, Inc., 12988 Valley View Road, Eden Prairie, MN 55344) by the close of business on December 14, 2017. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Any stockholder director nomination or proposal of other business intended to be presented for consideration at the 2018 annual meeting, but not intended to be considered for inclusion in our proxy statement and form of proxy relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must be received by us at the address stated above not less than 90 days and not more than 120 days before the first anniversary of the date of the 2017 annual meeting. Therefore, such notice must be received between January 25, 2018 and the close of business on February 24, 2018 to be considered timely. However, if our 2018 annual meeting occurs more than 30 days before or more than 30 days after May 25, 2018, we must receive nominations or proposals (i) not later than the close of business on the later of the 90th day prior to the date of the 2018 annual meeting or the 10th day following the day on which public announcement is made of the date of the 2018 annual meeting, and (ii) not earlier than the 120th day prior to the 2018 annual meeting.

The above-mentioned proposals must also be in compliance with our Bylaws and the proxy solicitation rules of the SEC and Nasdaq, including but not limited to the information requirements set forth in our Bylaws. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements.

Solicitation by Board; Expenses

Our Board of Directors is sending you this proxy statement in connection with the solicitation of proxies for use at our annual meeting. In addition, our directors, officers and regular employees may solicit proxies personally, telephonically, electronically or by other means of communication, but they will not receive any additional compensation for these services. We will pay the cost of preparing, assembling, and mailing the proxy materials. We have requested brokers, banks and other nominees to send the proxy materials to, and to obtain proxies from, the beneficial owners and we will reimburse such record holders for their reasonable expenses in doing so.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 25, 2017

The 2017 proxy statement and 2016 annual report are available at http://www.astproxyportal.com/ast/17459.

Your cooperation in giving this matter your immediate attention and in voting your proxies promptly is appreciated.

By Order of the Board of Directors,

Claudia Drayton
Secretary
April 13, 2017

Annex A

SUNSHINE HEART, INC.

2017 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: April 6, 2017
APPROVED BY THE STOCKHOLDERS: [__], 2017

1.                                    GENERAL.

(a)        Purpose.  The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from the value or increases in value of the Common Stock.

(b)        Eligible Award Recipients.  Employees, Directors and Consultants are eligible to receive Awards.

(c)        Available Awards.  The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d)        Successor to and Continuation of Prior Plans.  The Plan is intended as the successor to and continuation of the Sunshine Heart, Inc. Amended and Restated 2002 Stock Plan and the Sunshine Heart, Inc. Amended and Restated 2011 Equity Incentive Plan (the “Prior Plans”). Following the Effective Date, no additional stock awards shall be granted under the Prior Plans. From and after the Effective Date, all outstanding stock awards granted under the Prior Plans shall remain subject to the terms of the Prior Plans, subject to Section 3(a)(i) hereunder. All Awards granted on or after the Effective Date of this Plan shall be subject to the terms of this Plan.

(i)         Any shares that would otherwise remain available for future grants under the Prior Plans as of the Effective Date will cease to be available under the Prior Plans at such time.  Instead, the number of shares of Common Stock equal to the Prior Plan’s available share reserves, if any, will be added to the Share Reserve (as further described in Section 3(a) below) and will then be immediately available for grants and issuance pursuant to Stock Awards hereunder, up to a maximum number set forth in Section 3(a) below.

(ii)        In addition, from and after the Effective Date, any shares subject to outstanding stock awards granted under the Prior Plans that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (iii) are reacquired, withheld (or not issued) to satisfy a withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (such shares, the “Returning Shares”) will be added to the Share Reserve (as further described in Section 3(a) below) as and when the share becomes a Returning Share, up to the maximum number set forth in Section 3(a) below.

2.                                    ADMINISTRATION.

(a)        Administration by Board.  The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)        Powers of Board.  The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)         To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii)        To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii)       To settle all controversies regarding the Plan and Awards granted under it.

(iv)       Except where such action would result in the Participant incurring liability for additional tax under Section 409A of the Code or in an Award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code failing to so qualify, to accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).

(v)        To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.

(vi)       To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments (i) to ensure that Awards intended to qualify as Incentive Stock Options so qualify, (ii) to ensure that Awards are either exempt from or in compliance with Section 409A of the Code, and (iii) to ensure that Awards intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code so qualify. If required by applicable law (including Sections 422 and 162(m) of the Code) or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan (in the aggregate or to any individual Participant), (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D)  materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii)      To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the

Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding “incentive stock options” or (C) Rule 16b-3.

(viii)     To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to maintain the status of an Award as “qualified performance-based compensation” under Section 162(m) of the Code; (C) to ensure an Award is either exempt from or in compliance with Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements. Notwithstanding the foregoing, moreover, without the Participant’s consent, (i) the Board may not amend an Incentive Stock Option in a manner that would cause it to fail to qualify as an “incentive stock option” under Section 422 of the Code, and (ii) the Board may not amend an Award in a manner that would cause it to cease to be either exempt from or in compliance with Section 409A of the Code.

(ix)       Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x)        To adopt such rules, procedures and sub-plans related to the operation and administration of the Plan as are necessary or appropriate under local laws and regulations to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are made to ensure or facilitate compliance with the laws or regulations of the relevant foreign jurisdiction).

(xi)       To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award to a price not less than the Fair Market Value of the Common Stock underlying the Stock Award as of the date of the reduction; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

(c)        Delegation to Committee.

(i)         General.  The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)        Section 162(m) and Rule 16b-3 Compliance.  The Committee shall consist of two or more individuals each of whom is both an Outside Director, in accordance with Section 162(m) of the Code, and a Non-Employee Director, in accordance with Rule 16b-3.

(d)        Delegation to an Officer.  The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law and subject to the terms of the Plan, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(w)(iii) below.

(e)        Effect of Board’s Decision.  All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.                                    SHARES SUBJECT TO THE PLAN.

(a)        Share Reserve.

(i)         Subject to Section 9(a) relating to Capitalization Adjustments, Section 3(a)(ii) regarding the annual increase and any other applicable provisions hereof, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed the sum of (a) 534,857  new shares of Common Stock, plus (b) any available reserved shares not issued or subject to outstanding grants under the Prior Plans on the Effective Date in an amount not to exceed 534,857, plus (c) the number of shares of Common Stock that are Returning Shares, as such shares become available from time to time (the “Share Reserve”).

(ii)        In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years from the date the Plan is approved by the stockholders of the Company, commencing on January 1st of the year following the year in which the Effective Date occurs and ending on (and including) January 1, 2027, to an amount equal to 13% of the Fully Diluted Shares as of December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

(iii)       For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a).

(iv)       Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b)        Reversion of Shares to the Share Reserve.  If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company pursuant to the terms of the Plan or applicable Award Agreement (including, without limitation, because of the failure to meet a contingency or condition required to vest such shares in the Participant), then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. For purposes of this Section 3, any shares retained by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will be treated as having been issued to the Participant, reacquired by the Company from the Participant, and again available for issuance under the Plan.

(c)        Incentive Stock Option Limit.  Subject to the provisions of Section 9(a) relating to Capitalization Adjustments and notwithstanding any other provision of this Section 3, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 2,674,280.

(d)        Section 162(m) Limitations.  Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations shall apply.

(i)         A maximum of 534,857 shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award is granted may be granted to any one Participant during any one calendar year; provided, however, that shares covered by an Option or SAR continue to count against such per-Participant limitation notwithstanding cancellation of the Option or SAR after its issuance and, for this purpose, a reduction in the exercise price of an Option or SAR after its issuance shall be treated as a cancellation and reissuance of the Option or SAR, so that the shares covered by both the originally granted Option and SAR and the repriced Option and SAR count against such per-Participant limitation. A maximum of 534,857 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(ii)        A maximum of $1,000,000 may be paid pursuant to a Performance Cash Award to any one Participant during any one calendar year.

(e)        Source of Shares.  The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.                                    ELIGIBILITY.

(a)        Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b)        Ten Percent Stockholders.  A Ten Percent Stockholder may not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock underlying the Option on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.                                    PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under Section 422 of the Code, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)        Term.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b)        Exercise Price.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Transaction and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code.

(c)        Exercise of Options.  When and to the extent exercisable in accordance with the terms of the Plan and the applicable Award Agreement, a Participant may exercise an Option and acquire ownership of the underlying Common Stock by providing written notice of exercise to the Company on a form approved by the Board, accompanied by payment or arrangement for payment in the manner provided in this Section 5(c) of the exercise price of Common Stock acquired pursuant to the exercise of an Option. The exercise price of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i)         by cash, check, bank draft or money order payable to the Company;

(ii)        pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to a broker selling such stock to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)       by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)       if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price, with the Participant paying cash or other permissible form of payment of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and may not be purchased under the Option thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)        in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d)        Exercise and Payment of a SAR.  When and to the extent exercisable in accordance with the terms of the Plan and the applicable Award Agreement, a Participant may exercise an SAR by providing written notice of exercise to the Company on a form approved by the Board. Upon exercise of a SAR, the Participant shall be entitled to receive the excess, if any, of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of the number of shares of Common Stock with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate exercise or strike price of such number of shares of Common Stock. Such amount may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e)        Transferability of Options and SARs.  The following restrictions on the transferability of Options and SARs will apply:

(i)         Restrictions on Transfer.  Except as provided in subsections (ii) and (iii) below, an Option or SAR will not be transferable except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant, provided, however, that (i) the Board may permit transfer of a Nonstatutory Option or SAR in a manner that is not prohibited by applicable securities laws, and (ii) the Board may permit transfer of an Incentive Stock Option to a trust if, under Section 671 of the Code and applicable state law, the Participant to whom the Incentive Stock Option was granted is considered the sole beneficial owner of the Incentive Stock Option while it is held in the Trust.  Even if otherwise transferable under this Section 5(e), except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii)        Domestic Relations Orders.  Subject to the approval of the Board or a duly authorized Officer, a Nonstatutory Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument.

(iii)       Beneficiary Designation.  Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company (or a third party designated by the Company, each a “Company Designee”), in a form approved by the Company (or the Company Designee), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate or the Participant’s legal heirs will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws. Notwithstanding the foregoing provisions of this subsection (iii), unless otherwise provided in the applicable Award Agreement, an Option or SAR may be exercised after the death of the Participant to whom the Option or SAR was granted only if and to the extent that the Option or SAR was exercisable by the Participant as of the date of the Participant’s death.

(f)        Exercisability and Vesting Generally.  An Option or SAR may become exercisable at such time or times (including in periodic installments that may or may not be equal) and subject to such terms and conditions (which may be based on the satisfaction of Performance Goals, Continuous Service for a specified period or other criteria) as determined by the Board in its sole discretion and set forth in the applicable Award Agreement. Any shares of Common Stock acquired upon exercise of an Option or SAR may be vested upon such exercise, or such shares may vest at such later time or times (including in periodic installments that may or may not be equal) and subject to such terms and conditions (which may be based on the satisfaction of Performance Goals, Continuous Service for a specified period or other criteria) as may be determined by the Board in its sole discretion and set forth in the applicable Award Agreement. The exercise or vesting provisions of individual Options or SARs (or of shares of Common Stock acquired upon exercise of individual Options or SARs) may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g)        Termination of Continuous Service.  Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or any Affiliate, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate. Exercise of any portion of an Incentive Stock Option more than three months following termination of a Participant’s Continuous Service (other than termination of Continuous Service due to the Participant’s death or Disability) will cause that portion of the Option to become a Nonstatutory Option.

(h)        Extension of Termination Date.  If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. Exercise of any portion of an Incentive Stock Option more than three months following termination of a Participant’s Continuous Service (or more than 12 months after termination of Continuous Service due to the Participant’s Disability or more than 12 months after the death of the Participant in the circumstances set forth in Section 5(j)) will cause that portion of the Option to become a Nonstatutory  Option.

(i)         Disability of Participant.  Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or any Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate. Exercise of any portion of an Incentive Stock Option more than 12 months following termination of the Participant’s employment due to Disability will cause that portion of the Option to become a Nonstatutory Option.

(j)        Death of Participant.  Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or any Affiliate, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate. Exercise of any portion of an Incentive Stock Option more than 12 months following the death of the Participant in the circumstances set forth in this Section 5(j) will cause that portion of the Option to become a Nonstatutory Option.

(k)        Termination for Cause.  Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l)         Non-Exempt Employees.  If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement or in another agreement between the Participant and the Company or any Affiliate or, in the absence of such definition, in accordance with the Company’s then current employment policies and guidelines), the portion of any Options and SARs otherwise exercisable (but for this Section 5(l)) may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR or the underlying Common Shares will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the U.S. Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.                                    PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a)        Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock that are the subject of a Restricted Stock Award may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)         Consideration.  A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past or future services to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)        Vesting.  Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)       Termination of Participant’s Continuous Service.  If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)       Transferability.  Shares of Common Stock granted under the Restricted Stock Award Agreement will not be transferable by the Participant except upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)        Dividends.  A Restricted Stock Award Agreement may provide for the handling of any dividends otherwise payable on unvested Restricted Stock in such manner as the Board in its discretion deems appropriate, including (i) current distribution to the Participant of dividends otherwise payable on unvested Restricted Stock, (ii) no distribution of any dividends to the Participant otherwise payable on unvested Restricted Stock, or (iii) retention of dividends otherwise payable on unvested Restricted Stock until and if the Restricted Stock becomes vested.

(b)        Restricted Stock Unit Awards.  Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board may deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)         Consideration.  At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of underlying Common Stock (or of cash equal to the value of such Common Stock). For clarity, the Board need not require the payment of any consideration for the settlement (or grant) of a Restricted Stock Unit Award, other than past or future services rendered or to be rendered by the Participant.

(ii)        Vesting.  At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)       Payment.  A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)       Additional Restrictions.  At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award provided that, notwithstanding such restrictions or conditions, the Restricted Stock Unit Award is either exempt from or in compliance with Section 409A of the Code.

(v)        Dividend Equivalents.  Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions as the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)       Termination of Participant’s Continuous Service.  Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)        Performance Awards.

(i)         Performance Stock Awards.  A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d) above) that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may also, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. In addition, to the extent permitted by applicable law (including Section 162(m) of the Code in the case of a Performance Stock Award intended to qualify as “qualified performance-based compensation” under such provision) and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)        Performance Cash Awards.  A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award or at such other appropriate time, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii)       Board Discretion.  The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period, provided that, in the case of a Performance Award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, such negative discretion is exercised in a manner that will not undermine such qualification of such Award or any other Award intended to also so qualify. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(iv)       Section 162(m) Compliance.  The Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, a Performance Award no later than the earlier of (a) the date 90 days after the commencement of the applicable Performance Period, and (b) the date on which 25% of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, the Committee will certify in writing the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such Performance Goals relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of, or completion of any Performance Goals, but subject to the proviso regarding negative discretion in the first sentence of Section 6(c)(iii), the number of shares of Common Stock, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.

(d)        Other Stock Awards.  Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price not less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.                                    COVENANTS OF THE COMPANY.

(a)        Availability of Shares.  The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.

(b)        Compliance with Law.  The Company will seek to obtain from each regulatory commission or agency, as necessary, such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise, vesting or settlement of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act or other securities or applicable laws, the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise, vesting or settlement of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable law.

(c)        No Obligation to Notify or Minimize Taxes.  The Company will have no duty or obligation to advise any Participant of the tax treatment of a Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise a Participant of a pending termination or expiration of an Award or a possible period in which an Award may not be exercised or settled. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.                                    MISCELLANEOUS.

(a)        Use of Proceeds from Sales of Common Stock.  Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(b)        Corporate Action Constituting Grant of Awards.  Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant, provided that such instrument, certificate or letter is communicated to, or actually received or accepted by, the Participant within a reasonable period of time after such corporate action. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c)        Stockholder Rights.  No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d)        No Employment or Other Service Rights.  Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted (or in any other capacity) or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is domiciled or incorporated, as the case may be.

(e)        Change in Time Commitment.  In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award; provided, however, that no such action may be taken if it would result in the Participant incurring liability for additional tax under Section 409A of the Code. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced.

(f)        Incentive Stock Option Limitations.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code), or if an Option although designated as and intended to be an Incentive Stock Option otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)        Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising or acquiring Common Stock under the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on certificates for Common Stock issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h)        Withholding Obligations.  The Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) requiring the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i)         Electronic Delivery.  Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)        Deferrals.  To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in a manner such that the affected Award is (or remains) exempt from or in compliance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan, in accordance with applicable law and in a manner such that the affected Award is (or remains) either exempt from or in compliance with Section 409A of the Code.

(k)        Compliance with Section 409A of the Code.  The Plan and Award Agreements will be interpreted and administered to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will include the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. Notwithstanding anything to the contrary in this Plan, if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(l)         Clawback/Recovery.  All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9.                                    ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a)        Capitalization Adjustments.  In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b)        Dissolution or Liquidation.  Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)        Transaction.  The following provisions will apply to Stock Awards in the event of a Transaction unless otherwise provided in the Stock Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Transaction:

(i)         arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction), provided that, in the case of an Incentive Stock Option or other type of Stock Award that is exempt from Section 409A of the Code, such assumption, continuation or substitution is effectuated in a manner and on terms that preserve the status of an Incentive Stock Option as such under Section 422 of the Code and that preserve the status of the Stock Award as exempt from Section 409A of the Code;

(ii)        arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)       accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Transaction, provided that such action does not cause a Stock Award that is subject to and in compliance with Section 409A of the Code to cease to comply with Section 409A of the Code, and provided that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Transaction, which exercise is contingent upon the effectiveness of such Transaction;

(iv)       arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v)        cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for such cash consideration or no consideration as the Board, in its sole discretion, may consider appropriate; and

(vi)       make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Transaction, over (B) any exercise price applicable to the Stock Award. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price.  Payments under this provision may be delayed to the same extent that payment of consideration to the holders of Common Stock in connection with the Transaction is delayed as a result of escrows, earnouts, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d)        Change in Control.  A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award, or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, or as may be determined in the discretion of the Board; otherwise no such acceleration shall occur.

10.                            PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11.                            EXISTENCE OF THE PLAN; TIMING OF FIRST GRANT OR EXERCISE.

The Plan will come into existence on the Effective Date. No Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, no Stock Award will be granted) and no

Performance Cash Award will be settled unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months after the date the Plan is adopted by the Board.

12.                            CHOICE OF LAW.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.                            DEFINITIONS.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)        “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)        “Award” means a Stock Award or a Performance Cash Award.

(c)        “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d)        “Board” means the Board of Directors of the Company.

(e)        “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(f)        “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(g)        “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States, any state thereof, or any applicable foreign jurisdiction; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or any Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any Affiliate or of any statutory duty owed to the Company or any Affiliate; (iv) such Participant’s unauthorized use or disclosure of the Company’s or any Affiliate’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous

Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(h)        “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)         any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of the conversion of another stockholder’s voting securities or a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)        there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)       there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)       individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply. Notwithstanding the foregoing definition or any other provision of the Plan, moreover, in the case of an Award that constitutes nonqualified deferred compensation under Section 409A of the Code, where a Change in Control is a payment trigger and not merely a vesting trigger, or where otherwise necessary to ensure that the Participant does not incur liability for additional tax under Section 409A of the Code, a transaction (or series of related transactions) shall constitute a Change in Control only if, in addition to satisfying the foregoing definition, such transaction (or series of related transactions) also satisfies the definition of a “change in control event” under Treas. Reg. Section 1.409A-3(i)(5).

(i)         “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(j)        “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(k)        “Common Stock” means, as of the Effective Date, the common stock of the Company, having one vote per share.

(l)         “Company” means Sunshine Heart, Inc., a Delaware corporation.

(m)       “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(n)        “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. Notwithstanding the foregoing definition, in the case of an Award that constitutes nonqualified deferred compensation under Section 409A of the Code, to the extent a termination of Continuous Service is a payment event or if otherwise necessary to ensure that the Participant does not incur liability for additional tax under Section 409A of the Code, the Participant shall be considered to have experienced a termination of Continuous Service only if he has also experienced a “separation from service” within the meaning of Treas. Reg. Section 1.409A-1(h) (without regard to any alternative definitions of such term thereunder).

(o)        “Covered Employee” will have the meaning provided in Section 162(m)(3) of the Code.

(p)        “Director” means a member of the Board.

(q)        “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r)        “Effective Date” means the effective date of this Plan, which is the date this Plan (as amended from time to time) is approved by the Company’s stockholders.

(s)        “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(t)        “Entity” means a corporation, partnership, limited liability company or other entity.

(u)        “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v)        “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(w)       “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)         If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)        Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)       In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x)        “Fully Diluted Shares” as of a date means an amount equal to the number of shares of Common Stock (i) outstanding and (ii) issuable upon exercise, conversion or settlement of outstanding Awards under the Plan and any other outstanding options, warrants or other securities of the Company that are (directly or indirectly) convertible or exchangeable into or exercisable for shares of Common Stock, in each case as of the close of business of the Company on such date. For purposes of calculating the number of Fully Diluted Shares: (x) if the number of shares subject to an outstanding Award is variable on the applicable date, then the number of shares of Common Stock issuable upon exercise or settlement of the Award shall be the maximum number of shares that could be received under such Award and (y) if two or more types of Awards are granted to a Participant in tandem with each other such that the exercise of one type of Award with respect to a number of shares cancels at least an equal number of shares of the other, then the number of shares of Common Stock issuable upon exercise or settlement of the Award shall be the largest number of shares that would be counted under either of the Awards.

(y)        “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, is designated in the applicable Award Agreement as and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(z)        “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(aa)      “Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that is not an Incentive Stock Option.

(bb)      “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(cc)      “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(dd)      “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ee)      “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who is a permissible holder of an outstanding Option.

(ff)       “Other Stock Award” means an award based in whole or in part by reference to the Common Stock that is granted pursuant to the terms and conditions of Section 6(d).

(gg)      “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(hh)      “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(ii)        “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(jj)       “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who is a permissible holder of an outstanding Award.

(kk)      “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(ll)        “Performance Criteria” means the one or more criteria that the Board or Committee (as applicable) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board or Committee (as applicable): (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation, other non-cash expenses and changes in deferred revenue; (ix) total stockholder return; (x) return on equity or average stockholder’s equity; (xi) return on assets, investment, or capital employed; (xii) stock price; (xiii) margin (including gross margin); (xiv) income (before or after taxes); (xv) operating income; (xvi) operating income after taxes; (xvii) pre-tax profit; (xviii) operating cash flow; (xix) sales or revenue targets; (xx) increases in revenue or product revenue; (xxi) expenses and cost reduction goals; (xxii) improvement in or attainment of working capital levels; (xxiii) economic value added (or an equivalent metric); (xxiv) market share; (xxv) cash flow; (xxvi) cash flow per share; (xxvii) cash balance; (xxviii) cash burn; (xxix) cash collections; (xxx) share price performance; (xxxi) debt reduction; (xxxii) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, new and supplemental indications for existing products, and product supply); (xxxiii) stockholders’ equity; (xxxiv) capital expenditures; (xxxv) debt levels; (xxxvi) operating profit or net operating profit; (xxxvii) workforce diversity; (xxxviii) growth of net income or operating income; (xxxix) billings; (xl) bookings; (xli) employee retention; (xlii) initiation of phases of clinical trials and/or studies by specific dates; (xliii) acquisition of new customers, including institutional accounts; (xliv) customer retention and/or repeat order rate; (xlv) number of institutional customer accounts (xlvi) budget management; (xlvii) improvements in sample and test processing times; (xlviii) regulatory milestones; (xlix) progress of internal research or clinical programs; (l) progress of partnered programs; (li) partner satisfaction; (lii) milestones related to samples received and/or tests run; (liii) expansion of sales in additional geographies or markets; (liv) research progress, including the development of programs; (lv) patient samples processed and billed; (lvi) sample processing operating metrics (including, without limitation, failure rate maximums and reduction of repeat rates); (lvii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); and (lviii) to the extent that an Award is not intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code, other measures of performance selected by the Board.

(mm)    “Performance Goals” means, for a Performance Period, the one or more goals established by the Board or Committee (as applicable) for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board or Committee (as applicable) (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board or Committee (as applicable) will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item; and (13) to exclude the effects of the timing of acceptance for review and/or approval of submissions to any regulatory body. In addition, the Board or Committee (as applicable) retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals (subject to the limitations set forth in Treas. Reg. Section 1.162-27(e)(2)(iii) in the case of Awards intended to constitute “qualified performance-based compensation “ under Section 162(m) of the Code) and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(nn)      “Performance Period” means the period of time selected by the Board or Committee (as applicable) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to or under and the payment of a Stock Award or a

Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board or Committee (as applicable).

(oo)      “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(pp)      “Plan” means this Sunshine Heart, Inc. 2017 Equity Incentive Plan, as it may be amended.

(qq)      “Restricted Stock Award” means an award of shares of Common Stock that is granted pursuant to the terms and conditions of Section 6(a).

(rr)      “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ss)       “Restricted Stock Unit Award” means a right to receive shares of Common Stock (or cash in an amount equal to the value of shares of Common Stock) that is granted pursuant to the terms and conditions of Section 6(b).

(tt)       “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(uu)      “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(vv)      “Securities Act” means the U.S. Securities Act of 1933, as amended.

(ww)    “Stock Appreciation Right” or “SAR” means a right to receive the appreciation in value of shares of Common Stock that is granted pursuant to the terms and conditions of Section 5.

(xx)      “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(yy)      “Stock Award” means any right to receive or acquire Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(zz)      “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(aaa)    “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contributions) of more than 50%.

(bbb)    “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(ccc)    “Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)         a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)        a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii)       a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)       a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

If required for compliance with Section 409A of the Code in the case of an Award constituting nonqualified deferred compensation under such provision, in no event will a Transaction be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

SUNSHINE HEART, INC.

STOCK OPTION GRANT NOTICE

(2017 EQUITY INCENTIVE PLAN)

Sunshine Heart, Inc. (the “Company”), pursuant to its 2017 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below (the “Award”). This Award is subject to all of the terms and conditions as set forth in this notice, in the Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Option Agreement will have the same definitions as in the Plan or the Option Agreement. If there is any conflict between the terms in the Award and the Plan, the terms of the Plan will control.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Expiration Date:

Type of Grant:	☐ Incentive Stock Option	☐ Nonstatutory Stock Option

Exercise Schedule:	Same as Vesting Schedule

Vesting Schedule:	[_________________________]

Payment:	By one or a combination of the following items (described in the Option Agreement):

☐ By cash, check, bank draft or money order payable to the Company

☐ Pursuant to a Regulation T Program if the shares are publicly traded

☐ By delivery of already-owned shares if the shares are publicly traded

☐ If and only to the extent this option is a Nonstatutory Stock Option, and subject to the Company’s consent at the time of exercise, by a “net exercise” arrangement

Additional Terms/Acknowledgements: Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan. Optionholder acknowledges and agrees that this Stock Option Grant Notice and the Option Agreement may not be modified, amended or revised except as provided in the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding this Award and supersede all prior oral and written agreements, promises and representations on that subject with the exception, if applicable, of (i) equity awards previously granted and delivered to Optionholder, (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law, and (iii) any written employment or severance arrangement that would provide for vesting acceleration of this Award upon the terms and conditions set forth therein.

By accepting this Award, Optionholder consents to receive such documents by electronic delivery and to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.

SUNSHINE HEART, INC.		OPTIONHOLDER:

By:
	Signature		Signature

Title:		Date:

Date:

ATTACHMENTS: Option Agreement, 2017 Equity Incentive Plan and Notice of Exercise

SUNSHINE HEART, INC.

2017 EQUITY INCENTIVE PLAN

OPTION AGREEMENT

(INCENTIVE STOCK OPTION OR NONSTATUTORY STOCK OPTION)

Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Option Agreement, Sunshine Heart, Inc. (the “Company”) has granted you an option under its 2017 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. The option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). If there is any conflict between the terms in this Option Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Option Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan. The details of your option, in addition to those set forth in the Grant Notice and the Plan, are as follows:

1. VESTING. Subject to the provisions contained herein, your option will vest as provided in your Grant Notice. Vesting will cease upon the termination of your Continuous Service.

2. NUMBER OF SHARES AND EXERCISE PRICE. The number of shares of Common Stock subject to your option and your exercise price per share in your Grant Notice will be adjusted for Capitalization Adjustments.

3. EXERCISE RESTRICTION FOR NON-EXEMPT EMPLOYEES. If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (that is, a “Non-Exempt Employee”), and except as otherwise provided in the Plan, you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant, even if you have already been an employee for more than six (6) months. Consistent with the provisions of the Worker Economic Opportunity Act, you may exercise your option as to any vested portion prior to such six (6) month anniversary in the case of (i) your death or disability, (ii) a Corporate Transaction in which your option is not assumed, continued or substituted, (iii) a Change in Control or (iv) your termination of Continuous Service on your “retirement” (as defined in the Company’s benefit plans).

4. METHOD OF PAYMENT. You must pay the full amount of the exercise price for the shares you wish to exercise. You may pay the exercise price in cash or by check, bank draft or money order payable to the Company or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(a) Provided that at the time of exercise the Common Stock is publicly traded, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.

(b) Provided that at the time of exercise the Common Stock is publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, will include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. You may not exercise your option by delivery to the Company of Common Stock if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(c) If this option is a Nonstatutory Stock Option, subject to the consent of the Company at the time of exercise, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price. You must pay any remaining balance of the aggregate exercise price not satisfied by the “net exercise” in cash or other permitted form of payment. Shares of Common Stock will no longer be subject to your option and will not be able to be acquired by exercise of your option thereafter if those shares (i) are used to pay the exercise price pursuant to the “net exercise,” (ii) are delivered to you as a result of such exercise, and (iii) are withheld to satisfy your tax withholding obligations.

5. WHOLE SHARES. You may exercise your option only for whole shares of Common Stock.

6. SECURITIES LAW COMPLIANCE. In no event may you exercise your option unless the shares of Common Stock issuable upon exercise are then registered under the Securities Act or, if not registered, the Company has determined that your exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with all other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

7. TERM. You may not exercise your option before the Date of Grant or after the expiration of the option’s term. The term of your option expires, subject to the provisions of Sections 5(h) and 9(c) of the Plan, upon the earliest of the following:

(a) immediately upon the termination of your Continuous Service for Cause;

(b) three (3) months after the termination of your Continuous Service for any reason other than Cause, your Disability or your death (except as otherwise provided in Section 7(d) below); provided, however, that if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in the section above relating to “Securities Law Compliance,” your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service; provided further, that if (i) you are a Non-Exempt Employee, (ii) your Continuous Service terminates within six (6) months after the Date of Grant, and (iii) you have vested in a portion of your option at the time of your termination of Continuous Service, your option will not expire until the earlier of (x) the later of (A) the date that is seven (7) months after the Date of Grant, and (B) the date that is three (3) months after the termination of your Continuous Service, and (y) the Expiration Date;

(c) twelve (12) months after the termination of your Continuous Service due to your Disability (except as otherwise provided in Section 7(d)) below;

(d) eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for any reason other than Cause;

(e) the Expiration Date indicated in your Grant Notice; or

(f) the day before the tenth (10th) anniversary of the Date of Grant.

If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the Date of Grant and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability. The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment with the Company or an Affiliate terminates.

8. EXERCISE.

(a) You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by (i) delivering a Notice of Exercise (in a form designated by the Company) or completing such other documents and procedures designated by the Company for exercise and (ii) paying the exercise price and any applicable withholding taxes to the Company’s Secretary, stock plan administrator, or such other person as the Company may designate, together with such additional documents as the Company may then require.

(b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, (ii) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (iii) the disposition of shares of Common Stock acquired upon such exercise.

(c) If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the Date of Grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

9. TRANSFERABILITY. Except as otherwise provided in this Section 9, your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

(a) Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, you may transfer your option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the option is held in the trust. You and the trustee must enter into transfer and other agreements required by the Company.

(b) Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your option pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this option with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement. If this option is an Incentive Stock Option, this option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(c) Beneficiary Designation. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to exercise this option and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, your executor or administrator of your estate will be entitled to exercise this option and receive, on behalf of your estate, the Common Stock or other consideration resulting from such exercise.

10. OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option will obligate the Company or an Affiliate, their respective shareholders, boards of directors, officers or employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

11. WITHHOLDING OBLIGATIONS.

(a) At the time you exercise your option, in whole or in part, and at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

(b) If this option is a Nonstatutory Stock Option, then upon your request and subject to approval by the Company, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the amount of tax you are subject to as a result of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock will be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure will be your sole responsibility.

(c) You may not exercise your option unless the tax withholding obligations of the Company and any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company will have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein, if applicable, unless such obligations are satisfied.

12. TAX CONSEQUENCES. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your option or your other compensation. In particular, you acknowledge that this option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per share of the Common Stock on the Date of Grant and there is no other impermissible deferral of compensation associated with the option.

13. NOTICES. Any notices provided for in your option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

14. GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. If there is any conflict between the provisions of your option and those of the Plan, the provisions of the Plan will control. In addition, your option (and any compensation paid or shares issued under your option) is subject to recoupment in accordance with The Dodd—Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

15. OTHER DOCUMENTS. You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

16. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of this option will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

17. VOTING RIGHTS. You will not have voting or any other rights as a shareholder of the Company with respect to the shares to be issued pursuant to this option until such shares are issued to you. Upon such issuance, you will obtain full voting and other rights as a shareholder of the Company. Nothing contained in this option, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

18. SEVERABILITY. If all or any part of this Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Option Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Option Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

19. MISCELLANEOUS.

(a) The rights and obligations of the Company under your option will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your option.

(c) You acknowledge and agree that you have reviewed your option in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your option, and fully understand all provisions of your option.

(d) This Option Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e) All obligations of the Company under the Plan and this Option Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and assets of the Company.

* * *

This Option Agreement will be deemed to be signed by you upon the signing by you of the Grant Notice to which it is attached.

NOTICE OF EXERCISE

Sunshine Heart, Inc.

Attention: Stock Plan Administrator

Date of Exercise:  _______________

This constitutes notice to Sunshine Heart, Inc. (the “Company”) under my stock option that I elect to purchase the below number of shares of Common Stock of the Company (the “Shares”) for the price set forth below.

Type of option (check one):	Incentive ☐	Nonstatutory ☐

Stock option dated:	_______________	_______________

Number of Shares as to which option is exercised:	_______________	_______________

Certificates to be issued in name of:	_______________	_______________

Total exercise price:	$_________________	$_________________

Cash payment delivered herewith:	$______________	$______________

[Value of Shares delivered herewith1:	$______________	$______________]

[Value of Shares pursuant to net exercise2:	$______________	$______________]

[Regulation T Program (cashless exercise):	$______________	$_______________]3

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Sunshine Heart, Inc. 2017 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an Incentive Stock Option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the Shares issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such Shares are issued upon exercise of this option.

1

Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

2	The option must be a Nonstatutory Stock Option, and the Company must have established net exercise procedures at the time of exercise, in order to utilize this payment method.
3	Delete bracketed methods of payment that are not provided for in the grant notice.

Very truly yours,

Name:

SUNSHINE HEART, INC.

RESTRICTED STOCK UNIT GRANT NOTICE

(2017 EQUITY INCENTIVE PLAN)

Sunshine Heart, Inc. (the “Company”), pursuant to its 2017 Equity Incentive Plan (the “Plan”), hereby awards to Participant a Restricted Stock Unit Award for the number of shares of the Company’s Common Stock (“Restricted Stock Units”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth in this notice of grant (this “Restricted Stock Unit Grant Notice”) and in the Plan and the Restricted Stock Unit Agreement (the “Award Agreement”), both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not otherwise defined herein will have the meanings set forth in the Plan or the Award Agreement. In the event of any conflict between the terms in the Award and the Plan, the terms of the Plan will control.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of Restricted Stock Units/Shares:

Vesting Schedule:         [                        ]

Issuance Schedule:       By March 15 of the Year Next Following the Year of Vesting

Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Grant Notice, the Award Agreement and the Plan. Participant acknowledges and agrees that this Restricted Stock Unit Grant Notice and the Award Agreement may not be modified, amended or revised except as provided in the Plan. Participant further acknowledges that as of the Date of Grant, this Restricted Stock Unit Grant Notice, the Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of Common Stock pursuant to the Award and supersede all prior oral and written agreements on that subject with the exception, if applicable, of (i) equity awards previously granted and delivered to Participant, (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law, and (iii) any written employment or severance arrangement that would provide for vesting acceleration of this Award upon the terms and conditions set forth therein.

By accepting this Award, Participant consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

SUNSHINE HEART, INC.		PARTICIPANT

By:
	Signature		Signature

Title:		Date:

Date:

ATTACHMENTS: Award Agreement, 2017 Equity Incentive Plan

SUNSHINE HEART, INC.

2017 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Agreement (the “Award Agreement”) and in consideration of your services, Sunshine Heart, Inc. (the “Company”) has awarded you (“Participant”) a Restricted Stock Unit Award (the “Award”) pursuant to Section 11 of the Company’s 2017 Equity Incentive Plan (the “Plan”) for the number of Restricted Stock Units/shares indicated in the Grant Notice. Capitalized terms not explicitly defined in this Award Agreement or the Grant Notice will have the same meanings given to them in the Plan. The terms of your Award, in addition to those set forth in the Grant Notice and the Plan, are as follows.

1. GRANT OF THE AWARD. This Award represents the right to be issued on a future date one (1) share of Common Stock for each Restricted Stock Unit that vests on the applicable vesting date(s) (subject to any adjustment under Section 3 below) as indicated in the Grant Notice. As of the Date of Grant, the Company will credit to a bookkeeping account maintained by the Company for your benefit (the “Account”) the number of Restricted Stock Units/shares of Common Stock subject to the Award. This Award was granted in consideration of your services to the Company. Except for withholding taxes provided herein and in the Plan, you will not be required to make any payment to the Company or an Affiliate (other than services to the Company or an Affiliate) with respect to your receipt of the Award, the vesting of the Stock Units or the delivery of the Company’s Common Stock to be issued in respect of the Award. Notwithstanding the foregoing, the Company reserves the right to issue you the cash equivalent of Common Stock, in part or in full satisfaction of the delivery of Common Stock upon vesting of your Stock Units, and, to the extent applicable, references in this Award Agreement and the Grant Notice to Common Stock issuable in connection with your Stock Units will include the potential issuance of its cash equivalent pursuant to such right.

2. VESTING. Subject to the limitations contained herein, your Award will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service. Upon such termination of your Continuous Service, the Restricted Stock Units/shares of Common Stock credited to the Account that were not vested on the date of such termination will be forfeited at no cost to the Company and you will have no further right, title or interest in or to such underlying shares of Common Stock (or their cash value).

3. NUMBER OF SHARES. The number of Restricted Stock Units/shares subject to your Award may be adjusted from time to time for Capitalization Adjustments, as provided in the Plan. Any additional Restricted Stock Units, shares, cash or other property that becomes subject to the Award pursuant to this Section 3, if any, will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Restricted Stock Units and shares covered by your Award. Notwithstanding the provisions of this Section 3, no fractional shares or rights for fractional shares of Common Stock will be created pursuant to this Section 3. Any fraction of a share will be rounded down to the nearest whole share.

4. SECURITIES LAW COMPLIANCE. You may not be issued any Common Stock under your Award unless the shares of Common Stock underlying the Restricted Stock Units are either (i) then registered under the Securities Act, or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award must also comply with other applicable laws and regulations governing the Award, and you will not receive such Common Stock if the Company determines that such receipt would not be in material compliance with such laws and regulations.

5. TRANSFER RESTRICTIONS. Prior to the time that shares of Common Stock have been delivered to you, you may not transfer, pledge, sell or otherwise dispose of this Award or the shares issuable in respect of your Award, except as expressly provided in this Section 5. For example, you may not use shares that may be issued in respect of your Restricted Stock Units as security for a loan. The restrictions on transfer set forth herein will lapse upon delivery to you of shares in respect of your vested Restricted Stock Units. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, will thereafter be entitled to receive any distribution of Common Stock to which you were entitled at the time of your death pursuant to this Award Agreement. In the absence of such a designation, your legal representative will be entitled to receive, on behalf of your estate, such Common Stock or other consideration.

(a) Death. Your Award is transferable only by will and by the laws of descent and distribution. At your death, vesting of your Award will cease and your executor or administrator of your estate will be entitled to receive, on behalf of your estate, any Common Stock or other consideration that vested but was not issued before your death.

(b) Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your right to receive the distribution of Common Stock or other consideration hereunder, pursuant to a domestic relations order, official marital settlement agreement or other divorce or separation instrument that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this Award with the Company General Counsel prior to finalizing the domestic relations order or marital settlement agreement to verify that you may make such transfer, and if so, to help ensure the required information is contained within the domestic relations order or marital settlement agreement.

6. DATE OF ISSUANCE.

(a) The issuance of shares underlying the Restricted Stock Units (or payment of their value in cash) shall occur during the period beginning on the date of vesting of the Restricted Stock Units and ending on March 15 of the year next following the year the Restricted Stock Units become vested.

(b) The form of delivery of the shares of Common Stock in respect of your Award (e.g., a stock certificate or electronic entry evidencing such shares) will be determined by the Company.

7. DIVIDENDS. You will receive no benefit or adjustment to your Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment; provided, however, that this sentence will not apply with respect to any shares of Common Stock that are delivered to you in connection with your Award after such shares have been delivered to you.

8. RESTRICTIVE LEGENDS. The shares of Common Stock issued under your Award will be endorsed with appropriate legends as determined by the Company.

9. EXECUTION OF DOCUMENTS. You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Award Agreement. You further agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your Award.

10. AWARD NOT A SERVICE CONTRACT.

(a) Your Continuous Service with the Company or an Affiliate is not for any specified term and may be terminated by you or by the Company or an Affiliate at any time, for any reason, with or without cause and with or without notice. Nothing in this Award Agreement (including, but not limited to, the vesting of your Award or the issuance of the shares subject to your Award), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Award Agreement or the Plan will: (i) confer upon you any right to continue in the employ of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Award Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Award Agreement or Plan; or (iv) deprive the Company of the right to terminate you at will and without regard to any future vesting opportunity that you may have.

(b) By accepting this Award, you acknowledge and agree that the right to continue vesting in the Award is earned only by continuing as an employee, director or consultant at the will of the Company or an Affiliate and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”). You further acknowledge and agree that such a reorganization could result in the termination of your Continuous Service, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Award Agreement, including but not limited to, the termination of the right to continue vesting in the Award. You further acknowledge and agree that this Award Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth herein or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee or consultant for the term of this Award Agreement, for any period, or at all, and will not interfere in any way with your right or the right of the Company or an Affiliate to terminate your Continuous Service at any time, with or without cause and with or without notice, and will not interfere in any way with the Company’s right to conduct a reorganization.

11. WITHHOLDING OBLIGATIONS.

(a) At the time you receive a distribution of the shares underlying your Restricted Stock Units, and at any other time as reasonably requested by the Company in accordance with applicable tax laws, you hereby authorize any required withholding from the Common Stock issuable to you and otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate that arise in connection with your Award (the “Withholding Taxes”). Additionally, the Company or any Affiliate may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or an Affiliate; (ii) causing you to tender a cash payment; (iii) permitting or requiring you to enter into a “same day sale” commitment, if applicable, with a broker-dealer that is a member of the Financial

Industry Regulatory Authority (a “FINRA Dealer”) (pursuant to this authorization and without further consent) whereby you irrevocably elect to sell a portion of the shares to be delivered in connection with your Restricted Stock Units to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and its Affiliates; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the Award with a Fair Market Value (measured as of the date shares of Common Stock are issued to you pursuant to Section 6) up to the maximum amount of tax owing by you on account of the Award or settlement thereof; provided, however, that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure will be subject to the express prior approval of the Company’s Compensation Committee. However, the Company does not guarantee that you will be able to satisfy the Withholding Taxes through any of the methods described in the preceding provisions and in all circumstances you remain responsible for timely and fully satisfying the Withholding Taxes.

(b) Unless the tax withholding obligations of the Company and any Affiliate are satisfied, the Company will have no obligation to deliver to you any Common Stock or other consideration pursuant to this Award.

(c) In the event the Company’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.

12. TAX CONSEQUENCES. The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award. You are hereby advised to consult with your own personal tax, financial and legal advisors regarding the tax consequences of this Award and by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so. You understand that you (and not the Company) will be responsible for your own tax liability that may arise as a result of the transactions contemplated by this Award Agreement.

13. UNSECURED OBLIGATION. Your Award is unfunded, and as a holder of a vested Award, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares or other property pursuant to this Award Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Award Agreement until such shares are issued to you pursuant to Section 6 of this Award Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

14. NOTICES. Any notice or request required or permitted hereunder will be given in writing to each of the other parties hereto and will be deemed effectively given on the earlier of (i) the date of personal delivery, including delivery by express courier, or delivery via electronic means, or (ii) the date that is five (5) days after deposit in the United States Post Office (whether or not actually received by the addressee), by registered or certified mail with postage and fees prepaid, addressed to the Company at its primary executive offices, attention: Stock Plan Administrator, and addressed to you at your address as on file with the Company at the time notice is given.

15. HEADINGS. The headings of the Sections in this Award Agreement are inserted for convenience only and will not be deemed to constitute a part of this Award Agreement or to affect the meaning of this Award Agreement.

16. ADDITIONAL ACKNOWLEDGEMENTS. You hereby consent and acknowledge that:

(a) Participation in the Plan is voluntary and therefore you must accept the terms and conditions of the Plan and this Award Agreement and Grant Notice as a condition to participating in the Plan and receipt of this Award. This Award and any other awards under the Plan are voluntary and occasional and do not create any contractual or other right to receive future awards or other benefits in lieu of future awards, even if similar awards have been granted repeatedly in the past. All determinations with respect to any such future awards, including, but not limited to, the time or times when such awards are made, the size of such awards and performance and other conditions applied to the awards, will be at the sole discretion of the Company.

(b) The future value of your Award is unknown and cannot be predicted with certainty. You do not have, and will not assert, any claim or entitlement to compensation, indemnity or damages arising from the termination of this Award or diminution in value of this Award and you irrevocably release the Company, its Affiliates and, if applicable, your employer, if different from the Company, from any such claim that may arise.

(c) The rights and obligations of the Company under your Award will be transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by, the Company’s successors and assigns.

(d) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

(e) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

(f) This Award Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(g) All obligations of the Company under the Plan and this Award Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and assets of the Company.

17. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Your Award (and any compensation paid or shares issued under your Award) is subject to recoupment in accordance with The Dodd—Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

18. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Award Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating benefits under any employee benefit plan (other than the Plan) sponsored by the Company or any Affiliate except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any or all of the employee benefit plans of the Company or any Affiliate.

19. CHOICE OF LAW. The interpretation, performance and enforcement of this Award Agreement will be governed by the law of the State of Delaware without regard to that state’s conflicts of laws rules.

20. SEVERABILITY. If all or any part of this Award Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Award Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Award Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

21. OTHER DOCUMENTS. You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

22. AMENDMENT. This Award Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Award Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Award Agreement, so long as a copy of such amendment is delivered to you, and provided that, except as otherwise expressly provided in the Plan, no such amendment materially adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of this Award Agreement in any way it may deem necessary or advisable to carry out the purpose of the Award as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of the Award which is then subject to restrictions as provided herein.

23. COMPLIANCE WITH SECTION 409A OF THE CODE. This Award is intended to comply with the “short-term deferral” rule set forth in Treasury Regulation Section 1.409A-1(b)(4). Notwithstanding the foregoing, if it is determined that the Award fails to satisfy the requirements of the short-term deferral rule and is otherwise deferred compensation subject to Section 409A, and if you are a “Specified Employee” (within the meaning set forth in Section 409A(a)(2)(B)(i) of the Code) as of the date of your “separation from service” (within the meaning of Treasury Regulation Section 1.409A-1(h) and without regard to any alternative definition thereunder), then the issuance of any shares that would otherwise be made upon the date of the separation from service or within the first six (6) months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the earlier of: (i) the fifth business day following your death, or (ii) the date that is six (6) months and one day after the date of the separation from service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of adverse taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2).

* * * * *

This Award Agreement will be deemed to be signed by the Company and the Participant upon the signing or electronic acceptance by the Participant of the Restricted Stock Unit Grant Notice to which it is attached.

ANNUAL MEETING OF STOCKHOLDERS OF SUNSHINE HEART, INC. May 25, 2017 3:30 p.m. U.S. central daylight Time GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/21259 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20233000000000001000 6 052517 2. Approval of the Sunshine Heart, Inc. 2017 Equity Incentive Plan public accounting firm of Sunshine Heart, Inc. for the fiscal year ending Stockholders changes to the registered name(s) on the account may not be submitted via Note: please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such if the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such if signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of the Class I directors identified in the accompanying proxy statement, each for a three-year term. NOMINEES: FOR ALL NOMINEES Steve Brandt Warren S. Watson WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 3. Advisory approval of Ernst & Young LLP as the independent registered December 31, 2017. The undersigned acknowledges receipt from the Company before the execution of this proxy of the Proxy Statement for the Annual Meeting of Stockholders and the 2016 Annual Report to MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of Stockholder Date:

ANNUAL MEETING OF STOCKHOLDERS OF SUNSHINE HEART, INC. May 25, 2017 3:30 p.m. U.S. central daylight Time INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 12:00 a.m. U.S. Central Daylight Time on May 25, 2017. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone. 20233000000000001000 6 052517 public accounting firm of Sunshine Heart, Inc. for the fiscal year ending Stockholders. Changes to the registered name(s) on the account may not be submitted via Note: please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE X 1. Election of the Class I directors identified in the accompanying proxy statement, each for a three-year term. NOMINEES: FOR ALL NOMINEES Steve Brandt  Warren S. Watson WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. Approval of the Sunshine Heart, Inc. 2017 Equity Incentive Plan. 3. Advisory approval of Ernst & Young LLP as the independent registered December 31, 2017. The undersigned acknowledges receipt from the Company before the execution of this proxy of the Proxy Statement for the Annual Meeting of Stockholders and the 2016 Annual Report to MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of STOCKHOLDER DATE: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/21259 COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS

- 0 SUNSHINE HEART, INC. 12988 valley view Road Eden prairie, MN 55344 This PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints John L. Erb and Claudia Drayton as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Sunshine Heart, Inc. held of record by the undersigned on March 31, 2017, at the Annual Meeting of Stockholders to be held at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota, on Thursday, May 25, 2017 at 3:30 p.m. U.S. Central Daylight Time, or any adjournment or postponement thereof. (Continued and to be signed on the reverse side) 14475 1.1